UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

QUOTIENT LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

March 6, 2023

To our shareholders:

I am pleased to invite you to the extraordinary general meeting of shareholders (the "EGM"), which will also constitute a class meeting of holders of ordinary shares ("Ordinary Shares") in Quotient Limited ("Quotient", the "Company" or "we", "us" and "our") and a class meeting (the "Preference Class Meeting" and together with the EGM, the "Meetings") of holders of preference shares ("Preference Shares") in the Company to be held on April 25, 2023, at 11:00 a.m. GMT, at the offices of Carey Olsen, 47 Esplanade, St Helier, Jersey JE1 0BD, Channel Islands. Information about the Meetings are presented on the following pages.

Details regarding admission to the Meetings and the business that will be conducted are described in the accompanying notice of an extraordinary general meeting of the Company (which will also constitute a class meeting of holders of Ordinary Shares) (the "EGM Notice"), notice of class meeting of holders of Preference Shares (the "Preference Class Notice" and together with the EGM Notice, the "Notices") and a proxy statement in connection with the Meetings ("Proxy Statement").

On or about March 6, 2023, we will begin mailing this notice, proxy statement and proxy materials to our shareholders containing instructions on how to vote. Registered holders of Ordinary Shares and Preference Shares who are registered on our register of members at the close of business on the Record Date will receive a printed, paper copy of our proxy materials by mail. Owners of Ordinary Shares held "in street name" on the Record Date, will receive either an electronic copy over e-mail or printed, paper copy by mail, of our proxy materials. To vote your shares, please sign, date and mail the proxy card in the envelope provided. For holders of Ordinary Shares, you may also vote your shares over the Internet or via a toll free (in the United States) telephone number contained in the voting instructions or proxy card included with your proxy materials. We will bear the entire cost of the solicitation.

Our Proxy Statement is also available at https://quotientbd.com/page/investors.

Whether or not you plan to attend the meeting, your vote is important and we encourage you to review the proxy materials and vote your shares by proxy as soon as possible prior to the Meetings, using the instructions provided in the proxy materials.

Sincerely,

__________________________

Manuel O. Méndez

Director

Quotient Shareholder Letter	1
Notice of an extraordinary general meeting of Quotient Limited which will also constitute a class meeting of the holders or Ordinary Shares	3
Notice of a Preference Class Meeting of Quotient Limited	5
Proxy Statement for Extraordinary General Meeting of Shareholders, Class Meeting of Holders of Ordinary Shares and Preference Class Meeting of Preference Shareholders	7
Accompanying Document - Merger Implementation Agreement	13
Accompanying Document - Constitutional Documents of Quotient Limited	35
Certificate signed under Article 127E(5) of the Companies (Jersey) Law 1991	77
Certificate signed under Article 127(6) of the Companies (Jersey) Law 1991	78

Notice of an extraordinary general meeting of Quotient Limited (the "Company") which will also constitute a class meeting of the holders of Ordinary Shares (the "Notice")
to be held on April 25, 2023 at 11:00 a.m. GMT

DATE: April 25, 2023

TIME: 11:00 a.m. GMT

PLACE: Offices of Carey Olsen, 47 Esplanade, St Helier, Jersey JE1 0BD, Channel Islands

RECORD DATE: the close of business on March 3, 2023

PURPOSE OF MEETING: Passing the following special resolution.

SPECIAL RESOLUTION

Approval of the Merger Implementation Agreement

1)
THAT a merger implementation agreement dated March 2, 2023 between the Company, Quotient Holdings Merger Company Limited and Quotient Holdings Finance Company Limited (the "Merger Implementation Agreement") and which contains, among other things, the terms and means of effecting a proposed merger ("Merger") of those parties under Article 18B (Mergers) of the Companies (Jersey) Law 1991 (the "Law") be hereby approved for all purposes, including (without limitation) for the purposes of Article 127F(1) of the Law and the directors of the Company (or a duly authorised committee thereof) be and are authorised to take all such action as they may consider necessary or desirable for the implementation of the Merger pursuant to the terms and subject to the conditions contained in the Merger Implementation Agreement.

Record Date

Beneficial owners of Quotient shares held in street name as well as holders of record, are entitled to vote only if they were a shareholder of Quotient at the close of business on March 3, 2023. Holders of Ordinary Shares of Quotient are entitled to one vote for each share held.

Attendance at the Extraordinary General Meeting and Class Meeting of holders of Ordinary Shares

As required by our organizational documents, we intend to hold the Extraordinary General Meeting in person. Whether or not you plan to attend the meeting, your vote is important, and we encourage you to review the proxy materials and vote as soon as possible using the instructions provided in the Notice. If you hold your shares in street name, you may also follow the instructions included in the proxy materials to vote and confirm your attendance by telephone or Internet.

Right to apply to the court

In terms of Article 127FB of the Law, any shareholder of the Company (i.e. a holder of record) has the right to apply to the court on the grounds that the merger would unfairly prejudice the interests of that shareholder.

An application may not be made more than 21 days after the merger has been approved by the shareholders.

If you beneficially own Ordinary Shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) you are not a shareholder / holder of record within the meaning of the Law. In order to make an application to the court pursuant to Article 127FB of the Law it would be necessary for you to cause your Ordinary Shares to be transferred directly to you. You should contact the broker, bank, trustee or other nominee through which you hold Ordinary Shares in street name who should be able to advise you on process.

Where to Find More Information about the Resolutions and Proxies

Further information regarding the above resolution is set out in the Proxy Statement and other proxy materials, which are available at https://quotientbd.com/page/investors, all information as set out in the Proxy Statement is integral to this Notice and is constituted to form part of this Notice.

You are entitled to appoint one or more proxies to attend the Extraordinary General Meeting and vote on your behalf and your proxy need not also be a shareholder of the Company. Instructions on how to appoint a proxy are set out in the Proxy Statement and on the proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

Manuel O. Méndez Director

Record shareholder: If your shares are registered directly in your name, please bring proof of such ownership.

Shares held in street name by a broker or a bank: If your shares are held for your account in the name of a broker, bank or other nominee, please bring a current brokerage statement, letter from your stockbroker or other proof of ownership to the meeting together with a proxy issued in your name should you wish to vote in person at the Extraordinary General Meeting.

This Notice of Extraordinary General Meeting and the Proxy Statement are being distributed on or about March 6, 2023.

Notice of 2023 Extraordinary General Meeting, the Proxy Statement and proxy card are available in the “Financials & Filings” section of our website at https://quotientbd.com/page/investors.

Notice of a Preference Class Meeting of Quotient Limited (the "Company") (the "Notice")

To Be Held on April 25, 2023 immediately following EGM on April 25, 2023

DATE: April 25, 2023

TIME: Immediately following EGM on April 25, 2023

PLACE: Offices of Carey Olsen, 47 Esplanade, St Helier, Jersey JE1 0BD, Channel Islands

RECORD DATE: the close of business on March 3, 2023

PURPOSE OF MEETING: Passing the following special resolution.

SPECIAL RESOLUTION

Approval of the Merger Implementation Agreement

1)
THAT a merger implementation agreement dated March 2, 2023 between the Company, Quotient Holdings Merger Company Limited and Quotient Holdings Finance Company Limited (the "Merger Implementation Agreement") and which contains, among other things, the terms and means of effecting a proposed merger ("Merger") of those parties under Article 18B (Mergers) of the Companies (Jersey) Law 1991 (the "Law") be hereby approved for all purposes, including (without limitation) for the purposes of Article 127F(1) of the Law and the directors of the Company (or a duly authorised committee thereof) be and are authorised to take all such action as they may consider necessary or desirable for the implementation of the Merger pursuant to the terms and subject to the conditions contained in the Merger Implementation Agreement.

Record Date

Preference shareholders on the Company's register of members are entitled to vote only if they were a preference shareholder of Quotient at the close of business on March 3, 2023. Holders of Preference Shares of Quotient are entitled to one vote for each share held.

Attendance at the Preference Shareholders Meeting

As required by our organizational documents, we intend to hold the Preference Class Meeting in person. Whether or not you plan to attend the meeting, your vote is important, and we encourage you to review the proxy materials and vote as soon as possible using the instructions provided in the Notice.

Right to apply to the court

In terms of Article 127FB of the Law, any shareholder of the Company has the right to apply to the court on the grounds that the merger would unfairly prejudice the interests of that shareholder.

An application may not be made more than 21 days after the merger has been approved by the shareholders.

Where to Find More Information about the Resolutions and Proxies

Further information regarding the above resolution is set out in the Proxy Statement and other proxy materials, which are available at https://quotientbd.com/page/investors, all information as set out in the Proxy Statement is integral to this Notice and is constituted to form part of this Notice.

You are entitled to appoint one or more proxies to attend the Preference Class Meeting and vote on your behalf and your proxy need not also be a shareholder of the Company. Instructions on how to appoint a proxy are set out in the Proxy Statement and on the proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

Manuel O. Méndez Director

Record shareholder: If your shares are registered directly in your name, please bring proof of such ownership.

This Notice of Preference Class Meeting and the Proxy Statement are being distributed on or about March 6, 2023.

Notice of 2023 Preference Class Meeting, the Proxy Statement and proxy card are available in the “Financials & Filings” section of our website at https://quotientbd.com/page/investors.

PROXY STATEMENT

FOR

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS, CLASS MEETING OF HOLDERS OF ORDINARY SHARES AND PREFERENCE CLASS MEETING OF PREFERENCE SHAREHOLDERS

The Board of Directors (the "Board") of QUOTIENT LIMITED ("Quotient", the "Company", or "we", "us" and "our") is soliciting proxies for use at (i) the Extraordinary General Meeting of Shareholders, which will constitute a class meeting of the holders of Ordinary Shares (the "EGM”) and (ii) a class meeting of the holders of Preference Shares Shareholders (the "Preference Class Meeting" and together with the EGM, the "Meetings") both to be held on April 25, 2023 (and at any adjournment or postponement of the Meetings). A notice of the EGM (the "EGM Notice"), notice of Preference Class Meeting (the "Preference Class Notice" and together with the EGM Notice, the "Notices"), and proxy materials will be distributed to shareholders who hold Ordinary Shares and Preference Shares of Quotient as of March 3, 2023 for the EGM and Preference Class Meeting, on or about March 6, 2023. Quotient Limited is a limited liability no par value company incorporated under the laws of Jersey, Channel Islands.

GENERAL INFORMATION

What am I voting on?

•
The ordinary shareholders will be voting on whether or not to approve the merger implementation agreement dated March 2, 2023 between the Company, Quotient Holdings Merger Company Limited and Quotient Holdings Finance Company Limited (the "Merger Implementation Agreement") which contains, among other things, the terms and means of effecting a proposed merger of the Company and Quotient Holdings Merger Company Limited under Article 18B (Mergers) of the Companies (Jersey) Law 1991 (the "Law"); and
•
The preference class shareholders will be voting on whether or not to approve the Merger Implementation Agreement which contains, among other things, the terms and means of effecting a proposed merger of the Company and Quotient Holdings Merger Company Limited under Article 18B (Mergers) of the Law.

What are the recommendations of the Board?

All shares represented by a properly executed proxy will be voted unless the proxy is revoked and, if a choice is specified, your shares will be voted in accordance with that choice. If no choice is specified but the proxy card is signed, the proxy holders will vote your shares according to the recommendations of the Board, which are included in the discussion of each matter later in this proxy statement. The Board recommends that you vote:

In each case, FOR approval of the Merger Implementation Agreement which contains, among other things, the terms and means of effecting a proposed merger of those parties under Article 18B (Mergers) of the Law be hereby approved for all purposes, including (without limitation) for the purposes of Article 127F(1) of the Law.

Who is entitled to vote?

•
For the special resolution to be voted on at the EGM, each ordinary shareholder is entitled to one vote for each Ordinary Share held.
•
For the special resolution to be voted on at the Preference Class Meeting, each preference shareholder is entitled to one vote for each Preference Share held.

For beneficial owners of Ordinary Shares held in street name, the record date for the EGM is the close of business on March 3, 2023. For registered shareholders, only registered shareholders whose names are included as current holders of Ordinary Shares or Preference Shares on our register of members at the close of business on March 3, 2023 will be entitled to vote. As of the close of business on March 3, 2023, there were:

•
21’055’012 Ordinary Shares outstanding; and
•
2’266’665 Preference Shares outstanding.

How do I vote by proxy in lieu of attending the Meetings?

You may vote by proxy by completing, dating and signing your proxy card and mailing it in the envelope provided. You must sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as officer of a corporation, guardian, executor, trustee or custodian), you must indicate your name and title or capacity.

Whether you submit your proxy by mail or for holders of Ordinary Shares, also via the Internet or by telephone, your proxy for the EGM must be received by 11:00 a.m. GMT on April 23, 2023 and for the Preference Class Meeting, by 11:30 a.m. GMT on April 23, 2023. For holders of Ordinary Shares, if you submit your proxy by Internet or telephone, you should not separately return your proxy card. Alternatively you may also vote in person at the Meetings or you may be represented by another person at the Meetings by executing a proxy designating that person. Whether or not you plan to attend the meeting, your vote is important, and we encourage you to vote by proxy using one of the other voting methods described above.

If you hold your interest in shares through a stock brokerage account or by a bank or other registered holder, you are considered the beneficial owner of shares held in “street name.” The street name holder will provide you with instructions that you must follow in order to have your shares voted. If you hold your shares in street name and you wish to vote in person at the Meetings, you must obtain a proxy issued in your name from the street name holder. As noted above, whether or not you plan to attend the meeting, your vote is important, and we encourage you to vote by proxy using one of the other voting methods described above.

May I change my mind after submitting a proxy?

If you are a registered shareholder, you may revoke your proxy before it is exercised by:

•
Written notice of revocation to our Head of Legal & Compliance, at Quotient Limited, Business Park Terre Bonne, Route de Crassier 13, 1262 Eysins, Switzerland, and execution of a later dated proxy relating to the same shares, delivered to our Head of Legal & Compliance, at or before the final vote at the meeting; or
•
Voting in person at the Meetings.

If you are a beneficial owner of shares held in street name, you may revoke prior and submit new, voting instructions by contacting your brokerage firm, bank or other registered holder.

What are broker non-votes?

A broker non-vote occurs when the broker that holds your shares in street name is not entitled to vote on a matter without instruction from you and you do not give any instruction. Unless instructed otherwise by you, brokers will not have discretionary authority to vote. It is important that you cast your vote for your shares to be represented.

What is the required vote?

Special Resolutions require a two-third majority of the members who (being entitled to do so) vote in person, or by proxy, at a Meeting in favor of that Resolution. Votes that are withheld, abstentions and broker non-votes are not counted as votes cast. All members are entitled to vote at their respective class meetings.

What will constitute a quorum for each Meeting?

EGM

A quorum will consist of two or more holders of Ordinary Shares present, in person or by proxy, who hold or represent shares between them of not less than 50% of the total Ordinary Shares in issue as of the date of the EGM.

Preference Class Meeting

A quorum will consist of two or more holders of Preference Shares present, in person or by proxy, who hold or represent shares between them of not less than 50% of the total Preference Shares in issue as of the date of the Preference Class Meeting.

How can I attend a Meeting?

As required by our organizational documents, we intend to hold the Meetings in person. Whether or not you plan to attend a meeting, your vote is important, and we encourage you to vote by proxy.

If you plan to attend a Meeting, whether you are a registered shareholder (i.e., a person who owns shares registered directly in his or her name) or a beneficial owners of shares held in street name, you will need proof of ownership to be admitted to a Meeting. For beneficial owners of shares held in street name by a broker, bank or other nominee, a recent brokerage statement or letters from the broker, bank or other nominee are examples of proof of ownership. If your shares are held in street name and you want to vote in person at a Meeting, you must obtain a written proxy from the broker, bank or other nominee holding your shares.

Can I access these proxy materials on the Internet?

This proxy statement is available in the “Financials & Filings” section of our website at https://quotientbd.com/page/investors

Can I get hard copies of the proxy materials?

Registered holders of our Ordinary Shares and Preference Shares as on the Record Date will be sent, by mail, this proxy statement and the related proxy card on or about March 6, 2023. If you hold your shares in street name as on the Record Date, you may request hard copies from your broker or agent, or you may contact our proxy solicitation provider, Okapi Partners LLC at 844-202-6026 (toll free in the USA) or +1 (212) 297 0720, to obtain hard copies of the proxy materials.

Who pays for this proxy solicitation and how much did it cost?

We will pay the cost for soliciting proxies for the Meetings. Quotient will distribute proxy materials and follow-up reminders by mail and electronic means. We have engaged Okapi Partners LLC (“Okapi”) at 1212 Avenue of the Americas, 24th Floor, New York, New York 10036 to assist with the solicitation of proxies. We will pay Okapi a fee of $9,000, plus reasonable out-of-pocket expenses. Certain Quotient employees, officers, and directors may also solicit proxies by mail, telephone, or personal visits. They will not receive any additional compensation for their services.

We will reimburse brokers, banks, and other nominees for their expenses in forwarding proxy materials to beneficial owners.

Where can I find voting results for the Meetings?

The voting results will be published in a current report on Form 8-K, which will be filed with the SEC no later than four business days after the Meetings.

PROPOSAL TO AUTHORIZE THE COMPANY ACTING BY ITS BOARD OF DIRECTORS TO EFFECT A PROPOSED MERGER BETWEEN THE COMPANY AND QUOTIENT HOLDINGS MERGER COMPANY LIMITED UNDER ARTICLE 18B (MERGERS) OF THE COMPANIES (JERSEY) LAW 1991

General

We are seeking shareholder approval to approve the terms of the Merger Implementation Agreement which contains, among other things, the terms and means of effecting a proposed merger ("Merger") of those parties under Article 18B (Mergers) of the Companies (Jersey) Law 1991 (the "Law").

The primary reason we are seeking shareholder approval of the Merger Implementation Agreement and the subsequent implementation of the Merger is to give effect to a comprehensive restructuring of the Company’s capital structure consistent with the terms and conditions of the Transaction Support Agreement entered into between (1) the Company and (2) the beneficial holders, or investment advisors or managers for the account of beneficial holders of: (i) senior secured notes issued under that certain indenture, dated as of October 14, 2016 (amended and restated, supplemented, or otherwise modified from time to time, the “Senior Secured Notes Indenture”), by and among the Company (as Issuer), the guarantors party thereto, and U.S. Bank Trust Company, National Association, as trustee and (ii) convertible notes issued under that certain indenture, dated as of May 26, 2021 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Convertible Notes Indenture” and together with the Senior Secured Notes Indenture, the “Indentures”), by and among the Company (as Issuer), the guarantors party thereto, and Wilmington Savings Fund Society, FSB, as trustee, initially dated December 5, 2022 and amended and restated as of January 9, 2023 (the "TSA"). The effect of which would provide funding to the Company and restructure the debt obligations of the Company.

The Board unanimously approved the TSA and therefore the Merger, on 6 December 2022.

The Board believes that the benefits to the Company outweigh the risks and recommends that you vote in favor of granting the Board the discretionary authority to effect the Merger.

Summary of the Merger

The merging bodies are the Company and Quotient Holdings Merger Company Limited, a company incorporated under the laws of Jersey with registered number 147409 and having its registered office at PO Box 536, 13-14 Esplanade, St Helier, Jersey, JE4 5UR ("MergerCo"). Upon the terms and conditions set out in the Merger Implementation Agreement, the Company will merge with MergerCo, the effect of which would result in the Company being the surviving company and MergerCo ceasing to be incorporated as a separate company.

It is further proposed that Manuel O. Méndez and Bradley Meyer will remain the directors of Quotient Limited following the Merger and that James Gaudin of Jersey (Channel Islands), be appointed as a director of Quotient Limited with effect from completion of the Merger.

Accompanying Documents

In accordance with Article 127F of the Law, this Proxy Statement is accompanied by the following:

•
a copy of the Merger Implementation Agreement;
•
a copy of the constitutional documents of the Company, we would like to inform you that the Articles of Association of Quotient Limited have not been amended or varied as a result of the Merger;
•
a copy of the certificate signed under Article 127E(5) of the Law certifying that each director of the Company has made full inquiry into the affairs of the Company and each director reasonably believes that the Company is, and will remain until the merger is completed, able to discharge its liabilities as they fall due; and
•
a copy of the certificate signed under Article 127E(6) of the Law certifying that in the opinion of each director who will be a director of the Company following the merger, the Company will be able to continue to carry on business and discharge its liabilities as they fall due: (a) on and immediately after the completion of the Merger; and (b) if later, until 12 months after the signing of this certificate.

A statement of the material interests in the Merger of the directors of the Company and MergerCo is set out below under the paragraph heading ‘Material Interests under Article 127F(2)(a)(v) of the Law’.

Reasons for the Merger

The Board believes that effecting the Merger is a necessary step to implement the restructuring as contemplated by the TSA, which would result in providing funding to the Company and help the Company to alleviate its debt obligations under the Indentures.

Effects of the Merger

If our shareholders approve the proposed Merger and the Board effects the implementation steps memo as set out in the TSA (the "implementation steps memo"), the effect of the Merger in accordance with the implementation steps memo will result in each shareholder of the Company (other than Quotient Holdings Finance Company Limited), whose name appears on the register of members of the Company, receiving a payment consideration of $0.01 for each share held (save for MergerCo whose Ordinary Shares and Preference Shares in Quotient Limited will be cancelled for no consideration) and each share subsequently cancelled in order to relieve the shareholders of the Company from any potential liability in the Company's winding up.

Procedure for Effecting the Merger

If the Merger is approved by our shareholders, the Board, in its sole discretion, would effect the Merger, taking into consideration the factors discussed above, and determine the procedure of effecting the Merger with the guidance of Jersey lawyers.

Material Interests under Article 127F(2)(a)(v) of the Law

The Company

Manuel O. Méndez and Bradley Meyer are directors of Quotient Holdings Merger Company Ltd.

Manuel O. Méndez is a shareholder of Quotient Ltd.

MergerCo

Manuel O. Méndez and Bradley Meyer are directors of Quotient Ltd.

James Gaudin does not have any material interest in the Merger.

Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” the authorization for the Company ACTING BY ITS BOARD OF DIRECTORS TO EFFECT THE MERGER BETWEEN THE COMPANY AND QUOTIENT HOLDINGS MERGER COMPANY LIMITED UNDER ARTICLE 18B (MERGERS) OF THE COMPANIES (JERSEY) LAW 1991

Accompanying Document: Merger Implementation Agreement

Dated March 2, 2023

(1) Quotient Limited (2) Quotient Holdings Merger Company Limited (3) Quotient Holdings Finance Company Limited

MERGER IMPLEMENTATION AGREEMENT
In respect of the merger of Quotient Limited and Quotient Holdings Merger Company Limited

CONTENTS

Clause

1.DEFINITIONS AND INTERPRETATION

2.THE MERGER

3.CONDITIONS PRECEDENT TO CLOSING OF MERGER

4.UNDERTAKINGS

5.CONDUCT OF QUOTIENT BUSINESS

6.CONSIDERATION

7.ADMINISTRATIVE MATTERS RELATING TO THE MERGED COMPANY

8.WARRANTIES

9.TERMINATION

10.CONFIDENTIALITY

11.MISCELLANEOUS

12.GOVERNING LAW AND JURISDICTION

Schedule 1 - Indicative Merger Completion Timeline

Schedule 2 - MergerCo Resolutions

Schedule 3 - Notices of Quotient EGMs

Schedule 4 -

Part A - Quotient Warranties

Part B - MergerCo Warranties

SIGNATORIES

THIS AGREEMENT is dated March 2, 2023

PARTIES

(1)
QUOTIENT LIMITED, a company incorporated under the laws of Jersey with the registered number 109886, having its registered office at 28 Esplanade, St. Helier, Jersey, JE2 3QA (Quotient);
(2)
QUOTIENT HOLDINGS MERGER COMPANY LIMITED, a company incorporated under the laws of Jersey with the registered number 147409, having its registered office at 13-14 Esplanade, St. Helier, JE2 3QA, Jersey (MergerCo); and
(3)
QUOTIENT HOLDINGS FINANCE COMPANY LIMITED, an exempted company incorporated under the laws of the Cayman Islands with registration number 396578, having its registered office at 71 Fort Street, PO Box 500, Grand Cayman, KY1-1106 (FinanceCo).

BACKGROUND

(A) Quotient and MergerCo propose toundertake the Merger (as defined below).

(B) Upon the terms and conditions set forth in this Agreement, the Parties wish to effect the Merger so that Quotient continues as the survivor company for the purposes of the Law.

(C) The board of directors of Quotient and MergerCo have each determined that the Merger is in the best interests of Quotient and MergerCo and approved the Merger upon the terms and subject to the conditions set forth in this Agreement.

(D) FinanceCo is party to this Agreement for the purpose of providing the covenants at Clause 6.

Now, therefore, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the Parties agree as follows:

AGREED TERMS

1.
DEFINITIONS AND INTERPRETATION
1.1.
Definitions

In this Agreement, unless the context otherwise:

Application Date: means the date stated in the Indicative Merger Completion Timeline as the date for completion at Step 13.

Business Day: means any day on which commercial banks are normally open for full banking business in Jersey.

Cash Consideration Amount: means the sum of US$0.01 payable to each Quotient Shareholder in accordance with Clause 6.

Closing Date: means the date on which Closing occurs.

Closing: means completion of the Merger in accordance with Article 127FM(2)(b) of the Law.

Conditions: means the conditions precedent to Closing as set out in Clause 3.1 and each individually is a Condition.

Court: means the Royal Court of Jersey.

Creditors: means, in respect of Quotient or MergerCo, all its actual, contingent and prospective creditors to whom notice of the proposed Merger must be sent in accordance with Article 127FC(1) of the Law.

Government Authority: means any local, domestic, foreign or multinational court, arbitral tribunal, mediator, administrative agency or commission or other governmental or regulatory body, agency, instrumentality or authority including, without limitation, a taxing or other authority competent to impose any liability in respect of Tax or responsible for the administration and/or collection of Tax or enforcement of any law.

Greensill Claims: means all claims and legal remedies, regardless of nature, arising out of, in connection with or otherwise related to all shares of capital stock or other equity interests of Credit Suisse Virtuoso SICAV-SIF owned by or issued to Quotient.

Indicative Merger Completion Timeline: means the indicative timeline for the completion of the Merger agreed by the Parties and set out at Schedule 1.

JFSC: means the Jersey Financial Services Commission.

Law: means the Companies (Jersey) Law 1991, as amended.

Merger Consideration: means the consideration to be provided by FinanceCo as detailed in Clause 6.

Merger: means the merger under Part 18B of the Law of Quotient and MergerCo to be implemented on the terms and subject to the conditions set out in this Agreement (with or subject to any modification thereof or addition thereto, or condition approved or imposed by the Court, and in each case agreed to in writing by Quotient and MergerCo) further to which Quotient will continue as the survivor body.

MergerCo Directors: means the directors of MergerCo at the relevant time.

MergerCo Resolutions: the written resolutions, in the form at Schedule 2, to be passed by FinanceCo as the sole member of MergerCo to:

a)
approve the terms of this Agreement;
b)
approve the implementation of the Merger pursuant to the terms and subject to the conditions contained herein; and
c)
authorise the MergerCo Directors to take all such action as they may consider necessary or appropriate for giving full effect to the Merger.

MergerCo Shares: means the entire issued share capital of MergerCo from time to time and at the date of this Agreement being the 4,435,118 shares of USD0.01 each issued to FinanceCo.

Notices of Quotient EGMs: means the notice of the Quotient EGM and the notice of the Quotient Preference Class Meeting in the form set out at Schedule 3.

Party: means a party hereto and “Parties” means more than one or all of them, and a reference to Party shall include any permitted assignee or successor to such party in accordance with the terms of this Agreement.

Posting Date: means the date of publication of the Quotient Shareholder Circular.

Quotient Directors: means the directors of Quotient at the relevant time.

Quotient EGMs: means the Quotient Ordinary EGM and the Quotient Preference Class Meeting.

Quotient Group: means Quotient and its subsidiaries from time to time.

Quotient Resolutions: means the resolutions, as set out in the Notices of Quotient EGMs, to be proposed at the Quotient EGMs to:

a) approve the terms of this Agreement;

b) approve the implementation of the Merger pursuant to the terms and subject to the conditions contained herein; and

c) authorise the Quotient Directors to take all such action as they may consider necessary or appropriate for giving full effect to the Merger.

Quotient Ordinary EGM: means the extraordinary general meeting of the holders of Quotient Ordinary Shares (and any adjournment thereof) to be convened by the Notice of Quotient Extraordinary General Meeting to consider and if so determined pass the Merger Resolutions.

Quotient Ordinary Shares: means the ordinary shares of no par value in Quotient in issue from time to time.

Quotient Preference Class Meeting: means the extraordinary general meeting of the holders of Quotient Preference Shares (and any adjournment thereof) to be convened by the Notice of Merger Extraordinary General Meeting to consider and if so determined pass the Merger Resolutions.

Quotient Preference Shares: means the preference shares of no par value in Quotient in issue from time to time.

Quotient Shareholder Circular: means the circular to be issued by Quotient to the Quotient Shareholders incorporating, inter alia, the Notices of Quotient EGMs to approve the Quotient Resolutions.

Quotient Shareholders: means the members of Quotient whose names appear on the Register at the relevant time.

Quotient Shares: means the Quotient Ordinary Shares and Quotient Preference Shares.

Register: means the register of members of Quotient.

Registrar of Companies: means the registrar of companies in Jersey.

Retained Debt: means the US1,000,000.00 payable by Quotient to FinanceCo under, or in respect of, certain senior secured notes issued by Quotient pursuant to an indenture, dated 14 October 2016 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time) by and among the Issuer, the guarantors party thereto, and U.S. Bank Trust Company, National Association, as trustee.

Surviving Directors: means the persons who will be directors of Quotient with effect from Closing as set out at Clause 7.

Surviving Shares: means any Quotient Shares in issue immediately prior to Closing which are registered in the name of FinanceCo.

Tax: means all forms of taxation (other than deferred tax) and statutory, governmental, state, provincial, local government or municipal impositions, duties, contributions and levies, whether levelled by reference to income, profits, gains, net wealth, asset values, turnover, added value or otherwise.

1.2.
Interpretation

In this Agreement:

(a) except where the context otherwise requires, words denoting the singular include the plural and vice versa, words denoting a gender include every gender and references to persons include bodies corporate and unincorporate.

(b) references to “Background”, “Clauses”, “Annexes” and “Schedules” are, unless the context otherwise requires, references to recitals and clauses hereof and to annexes and schedules hereto.

(c) the Background and Schedules form part of this Agreement and shall have the same force and effect as if they were expressly set out in the body of this Agreement and any reference to this Agreement shall include the Background and Schedules.

(d) any reference to this Agreement or to any agreement or document referred to in this Agreement shall be construed as a reference to such agreement or document as amended, varied, modified, supplemented, restated, novated or replaced from time to time.

(e) any reference to any statute or statutory provision shall, unless the context otherwise requires, be construed as a reference to such statute or statutory provision as the same may have been, or may be, amended, varied, modified, extended, consolidated, supplemented, re-enacted or replaced and shall be deemed also to refer to any statutory instrument, regulation or order made thereunder.

(f) the word “may” shall be construed as being permissive and the word “shall” shall be construed as being mandatory.

(g) headings and the table of contents are inserted for convenience only and shall not affect the construction of this Agreement.

(h) any reference to a time of day is to Jersey time, unless otherwise specified in this Agreement.

(i) in construing this Agreement the so called “ejusdem generis” rule does not apply and, accordingly, the interpretation of general words is not restricted by (i) being preceded by words indicating a particular class of acts, matters or things, or (ii) being followed by particular examples.

(j) the words “subsidiary” and “subsidiary undertaking” shall have the same meaning in this Agreement as their respective definitions in the Law.

2.
THE MERGER
2.1.
On and subject to the terms of this Agreement, and subject to satisfaction or waiver of the Conditions, with effect from Closing and in accordance with Article 127FN of the Law:

(a) Quotient and MergerCo shall merge and continue as one merged body, with Quotient being the survivor company and MergerCo ceasing to be incorporated as a separate company;

(b) all MergerCo Shares in issue immediately prior to Closing shall be cancelled;

(c) all Quotient Shares in issue immediately prior to Closing, other than the Surviving Shares, shall be cancelled;

(d) all property and rights to which MergerCo and Quotient were entitled immediately before Closing shall become the property and rights of Quotient in accordance with Article 127FN of the Law; and

(e) Quotient shall become subject to all criminal and civil liabilities, and all contracts, debts and other obligations, to which each of MergerCo and Quotient were subject immediately before Closing and all actions and other legal proceedings which, immediately before Closing, were pending by or against MergerCo and/or Quotient, shall be continued by or against Quotient.

3.
CONDITIONS PRECEDENT TO CLOSING OF MERGER

3.1.
The Parties agree and acknowledge that the Merger is conditional upon satisfaction, approval or waiver of the following conditions or their satisfaction subject only to Closing:

(a) Quotient having given notice to all of its Creditors (if any) in accordance with Article 127FC(1) of the Law and having published the contents of such notice in accordance with Article 127FC(5) of the Law, and each applicable date as set out in Article 127FJ(3)(c) of the Law having passed;

(b) MergerCo having given notice to all of its Creditors (if any) in accordance with Article 127FC(1) of the Law and having published the contents of such notice in accordance with Article 127FC(5) of the Law, and each applicable date as set out in Article 127FJ(3)(c) of the Law having passed;

(c) all resolutions in connection with or required to approve and implement the Merger as set out in the Notices of Quotient EGMs and the MergerCo Resolutions and the Law having been duly passed by Quotient and MergerCo;

(d) the date as set out in Article 127FJ(3)(a) of the Law having passed (if applicable);

(e) the delivery to the Registrar of Companies of all documents required in accordance with Article 127FJ of the Law for the purposes of effecting the Merger; and

(f) there being no outstanding judgment, injunction, order or decree of a competent Government Authority which shall prohibit or frustrate the undertaking of the Merger.

4.
UNDERTAKINGS
4.1.
Each Party shall promptly co-operate with and provide all necessary information and other assistance reasonably required by any other Party in connection with the satisfaction of the Conditions.
4.2.
Quotient and MergerCo shall give notice and provide evidence reasonably satisfactory to the other Parties of the satisfaction of the relevant Conditions for which they are responsible and shall disclose to the other Party in writing promptly upon becoming aware of any matter, fact or circumstance which will or which would reasonably be expected to prevent any of the Conditions from being satisfied.
4.3.
Quotient undertakes to MergerCo that:

(a) it shall procure that each Quotient Director shall:

(i) sign the certificates required under Article 127E(5) of the Law prior to the Posting Date; and

(ii) sign the certificates required under Article 127FJ(4)(d) of the Law no later than 10 Business Days prior to the Application Date;

(b) it will procure that the Quotient Directors make reasonable enquiries to identify all its Creditors;

(c) it will send written notice of the proposed Merger to each of its Creditors (if any) at the time required by the Indicative Merger Completion Timeline and in the manner required under Article 127FC(1) of the Law;

(d) it will, within the time limit set out in Article 127FC(6) of the Law, and at the time required by the Indicative Merger Completion Timeline, publish the contents of the notice sent to its Creditors pursuant to 4.3(c) above at least once in a newspaper circulating in Jersey, even if no Quotient Creditors are identified;

(e) it will use all reasonable endeavours to ensure that the Survivor Directors shall sign the certificates required under Article 127E(6) of the Law;

(f) it will administer and minute the proceedings at the Quotient EGMs in accordance with the Law and its articles of association and it will notify MergerCo of the outcome of such meetings and provide with executed copies of such minutes as soon as possible thereafter;

(g) it will use all reasonable endeavours to ensure that:

(i) the Registrar of Companies in Jersey shall enter the details specified in Article 127FM(3) of the Law in the register in respect of MergerCo; and

(ii) the Registrar of Companies in Jersey shall enter the details specified in Article 127FM(4) of the Law in the register in respect of Quotient.

4.4.
MergerCo undertakes to Quotient that:

(a) it shall procure that each MergerCo Director shall:

(i) sign the certificates required under Article 127E(5) of the Law prior to the Posting Date; and

(ii) sign the certificates required under Article 127FJ(4)(d) of the Law no later than 10 Business Days prior to the Application Date;

(b) it will procure that MergerCo Directors make reasonable enquiries to identify all of its Creditors;

(c) it will send written notice of the proposed Merger to each of its Creditors (if any) at the time required by the Indicative Merger Completion Timeline and in the manner required under Article 127FC(1) of the Law;

(d) it will, within the time limit set out in Article 127FC(6) of the Law, and in line with the Indicative Merger Completion Timeline publish the contents of the notice to be given under (c) above at least once in a newspaper circulating in Jersey, even if no MergerCo Creditors are identified;

(e) it will use all reasonable endeavours to ensure that the Survivor Directors shall sign the certificates required under Article 127E(6) of the Law;

(f) it will provide Quotient with an executed copy of MergerCo Resolutions as soon as possible after they have been signed and dated; and

(g) it will use all reasonable endeavours to ensure that:

(i) the Registrar of Companies in Jersey shall enter the details specified in Article 127FM(3) of the Law in the register in respect of MergerCo; and

(ii) the Registrar of Companies in Jersey shall enter the details specified in Article 127FM(4) of the Law in the register in respect of Quotient.

4.5.
Each Party undertakes to use its reasonable endeavours to comply with the timelines outlined in the Indicative Merger Completion Timeline. Quotient or MergerCo may, subject to the requirements of the Law, request an extension to any timeline outlined in the Indicative Merger Completion Timeline with the consent of the other (such consent not to be unreasonably withheld or delayed).
5.
CONDUCT OF QUOTIENT BUSINESS
5.1.
Quotient undertakes to procure that during the period between the date of this Agreement and Closing each member of the Quotient Group shall carry on its business as a going concern in the ordinary and usual course.
5.2.
Quotient undertakes:

(a) to use all reasonable endeavours to procure the final resolution of all and any objections arising out of or in connection with Article 127FB, Article 127FE and/or Article 143 of the Law and/or customary law as quickly as possible; and

(b) in relation to clause 5.2(a)above, and without prejudice to its generality, to seek to resolve any application to the Court using wherever reasonably practicable any or all legal and/or procedural rights, remedies, mechanisms or devices, whether interlocutory or final, as may be available under the law of Jersey, the Royal Court Rules 2004 and/or any Practice Direction to expedite final resolution or abridge time as far as possible including but not limited to seeking to have any such application heard as a cause de brièveté.

6.
CONSIDERATION

6.1.
As consideration for Quotient entering into the Merger, the relevant Quotient Shareholders approving the Merger and the cancellation of Quotient Shares pursuant to Clause 2.1(c):

(a) FinanceCo shall promptly following Closing pay, or procure the payment of, the Cash Consideration Amount to each Quotient Shareholder whose name is on the Register at Closing other than MergerCo (for the avoidance of doubt whose Quotient Shares shall be cancelled in accordance with clause 2.1(c) above without any repayment of capital) or FinanceCo, in each case by means of a cheque sent to such Quotient Shareholder at the address shown on the Register at Closing;

(b) with effect from and conditional upon Closing, FinanceCo hereby irrevocably releases and discharges Quotient from any and all claims, demands, duties, obligations and liabilities it may have to the FinanceCo in respect of the Retained Debt; and

(c) FinanceCo hereby undertakes that:

(i) it shall hold harmless and not bring any actions, proceedings or claims against any relevant Quotient Shareholder where the action, proceeding or claim in any way relates to or concerns the Greensill Claims; and

(ii) to the fullest extent permitted by law, releases each Quotient Shareholder from any liability to Quotient for any loss or damage suffered or costs incurred arising, directly or indirectly, out of or in connection with the Greensill Claims, however such loss or damage is caused, save where such Quotient Shareholder has acted fraudulently, dishonestly, negligently or with wilful misconduct.

6.2.
As consideration for the cancellation of MergerCo Shares pursuant to Clause 2.1(b), Quotient shall, on the date of this Agreement, pay to FinanceCo the amount of US$1.00 receipt of which is hereby acknowledged by FinanceCo.
7.
ADMINISTRATIVE MATTERS RELATING TO THE MERGED COMPANY

7.1. The Parties agree that James Harman Gaudin of 13-14 Esplanade, St. Helier, Jersey JE1 1BD shall become a director at Closing.

7.2. The Parties agree that, at Closing:

(a) the directors of Quotient shall therefore be:

(i) James Harman Gaudin of 13-14 Esplanade, St. Helier, Jersey JE1 1BD;

(ii) Manuel Mendez of Quotient Suisse SA, Business Park Terre Bonne, Route de Crassier 13, 1262 Eysins, Switzerland; and

(iii) Bradley Meyer of Ducera Partners, 11 Times Square, 36th Floor, New York, NY, USA.

(b) the secretary of Quotient shall remain JTC (Jersey) Limited of 28 Esplanade, St Helier, Jersey JE4 2QP.

(c) the registered office of Quotient shall remain at 28 Esplanade, St. Helier, Jersey, JE2 3QA.

(d) the date to which the first accounts of Quotient as surviving body shall be produced following the Closing Date shall remain as 31 March 2024.

(e) the registered number of Quotient shall remain as 109886.

7.3. No changes shall be made to the memorandum of association of Quotient or the Articles pursuant to the Merger and, save as set out in this Agreement, no other arrangements are necessary to provide for the continued management of Quotient following Closing.

8.
WARRANTIES
8.1.
Quotient warrants to MergerCo that each of the warranties set out at Part A of Schedule 4, is accurate in all respects at the date of this Agreement.

8.2.
MergerCo warrants to Quotient that each of the warranties set out at Part B of Schedule 4 is accurate in all respects at the date of this Agreement.
8.3.
Each warranty is separate and independent, and is not to be limited by reference to any other warranty or by anything in this Agreement.
9.
TERMINATION
9.1.
Except by operation of law, no Party nor FinanceCo shall be entitled to rescind or terminate this Agreement in any circumstances whatsoever (whether before or after Closing).
9.2.
Where this Clause applies pursuant to operation of law, this Agreement other than Clauses 1 (Definitions and Interpretation), 3 (Conditions precedent to Closing of the Merger), 12 (Confidentiality), 11.1 (Third Party Rights), 11.3 (Invalidity), 11.6 (Costs and Expense), 11.7 (Whole Agreement), 11.8 (Counterparts) and 14 (Governing Law) shall automatically terminate with immediate effect and each Party’s rights and obligations under this Agreement other than those specified above shall cease immediately on termination, provided that such termination shall not affect the rights and obligations of any Party existing before termination and shall be without prejudice to a Party’s right to claim damages or other compensation for failure by another Party to comply with its obligations under this Agreement. This Clause shall not exclude any liability for (or remedy in respect of) fraud or fraudulent misrepresentation.
10.
CONFIDENTIALITY
10.1.
Announcements

With the exception of the Quotient Shareholder Circulars, no announcement, communication or circular in connection with the existence or the subject matter of this Agreement or the Merger shall be made or issued by or on behalf of any Party or any member of Quotient’s Group after the date hereof without the prior written approval of the relevant other Party. This shall not affect any announcement, communication or circular (other than the Quotient Shareholder Circular) required by law or any governmental or regulatory body, court order or the rules of any relevant stock exchange, but then only to the extent so required and the Party with an obligation to make an announcement or communication or issue a circular shall consult with the other Parties insofar as is reasonably practicable before complying with such an obligation.

10.2. Confidentiality

(a) Subject to clause 10.2(b) each Party shall treat as strictly confidential and shall not disclose or use any information received or obtained as a result of entering into this Agreement (or any agreement entered into pursuant to this Agreement) that relates to:

(i) the provisions of this Agreement or any ancillary agreement; or

(ii) the other Party.

(b) Notwithstanding clause 10.2(a), a Party may disclose or use information if and to the extent:

(i) it is expressly permitted or provided for in this Agreement;

(ii) required by applicable law of any relevant jurisdiction or for the purposes of any legal proceedings;

(iii) required by any securities exchange or regulatory or Government Authority to which that Party is subject or submits, wherever situated, whether or not the requirement for information has the force of law;

(iv) that the disclosure is made to the professional advisers, and auditors on a need to know basis and provided they have a duty (whether contractual or otherwise) to keep such information confidential;

(v) that the information has come into the public domain through no fault of that Party; or

(vi) that the other Party has given prior written consent to the disclosure,

provided that any information disclosed pursuant to clause 10.2(b)(ii) or 10.2(b)(iii) shall be disclosed (where reasonably practicable and not otherwise prohibited by applicable law or regulation) only after notice has been given to the other Party of such requirement with a view to providing the other Party with the opportunity to contest such disclosure or use or otherwise agreeing to the content and timing of such disclosure.

11.
MISCELLANEOUS
11.1.
Third Party Rights

A person who is not a Party to this Agreement has no right to enforce any term of, or enjoy any benefit under, this Agreement and the rights of Parties to terminate, rescind or agree any variation, waiver or settlement under this Agreement are not subject to the consent of any person who is not a Party to this Agreement save that a relevant Quotient Shareholder may enforce and enjoy the benefit of Clause 6.1(c).

11.2.
Notices

(a) All notices with respect to this Agreement shall be delivered by hand or sent by first class post to the address of the addressee as set out in this Agreement or to such other address as the addressee may from time to time have notified for the purpose of this clause.

(b) Such notices shall be deemed to have been received:

(i) if sent by prepaid post, two Business Days after posting;

(ii) if delivered by hand, on the day of delivery; and

(iii) if sent by electronic means (including for the avoidance of doubt by email), on the day the notice was sent.

11.3.
Invalidity

Each of the provisions of this Agreement are severable. If any such provision is held to be or becomes invalid or unenforceable in any respect under the laws of any jurisdiction, it shall have no effect in that respect and the Parties shall use all reasonable efforts to replace it in that respect with a valid and enforceable substitute provision the effect of which is as close to its intended effect as possible.

11.4.
Variation

Any amendment of this Agreement (or of any other) shall be valid, effective and binding upon all Parties hereto (including any that have not explicitly agreed to it) if it is in writing and duly executed by or on behalf of all of the Parties to it.

11.5.
Assignment

(a) No Party may assign, hold on trust, transfer, sub-contract, delegate, charge or otherwise deal with all or any part of its rights or obligations under this Agreement without the prior written consent of the other Parties.

(b) The maximum liability of any Party for breach of this Agreement shall be limited to the liability that would have arisen in the absence of any assignment properly made in accordance with the terms of clause 11.5.

(c) Any purported assignment, declaration of trust, transfer, sub-contracting, delegation, charging or dealing in contravention of this clause 11.5 shall be ineffective.

11.6.
Costs and Expenses

Each Party shall bear its own costs and expenses in relation to the negotiation, preparation, execution and implementation of this Agreement, but this Clause 11.6 shall not prejudice any Party’s right to seek to recover costs in any litigation or other dispute resolution procedure arising in connection with this Agreement.

11.7.
Whole Agreement

(a) This Agreement contains the whole Agreement between the Parties relating to the subject matter of this Agreement at the date of this Agreement to the exclusion of any implied by law which may be excluded by contract and supersedes any previous written or oral agreement between the Parties in relation to matters dealt with in this Agreement.

(b) Each Party acknowledges that, in entering into this Agreement, it is not relying on any representation, warranty or undertaking not expressly incorporated into it.

(c) Each Party agrees and acknowledges that its only right and remedy in relation to any warranty made or given in clause 1 shall be for breach of the terms of this Agreement and each of the Parties waives all other rights and remedies (including those in tort or arising under statute) in relation to any such representation, warranty or undertaking.

(d) Nothing in this clause 11.7excludes or limits liability for fraud.

11.8.
Counterparts

This Agreement may be executed in any number of counterparts and by each Party on a separate counterpart each of which counterparts when so executed and delivered shall be an original but all such counterparts shall together constitute one and the same instrument.

12.
GOVERNING LAW AND JURISDICTION
12.1.
This Agreement and any dispute, claim or controversy (including non-contractual disputes, claims or controversies) arising out of or in connection with it or its subject matter (each a Disputes) shall be governed by and shall be construed in accordance with the laws of the Island of Jersey.
12.2.
Each Party irrevocably submits any Dispute to the exclusive jurisdiction of the Jersey courts and agrees not to object to the exclusive jurisdiction of the Court.

The signatures of the parties to this Agreement are situated after the Schedules to this Agreement.

IN WITNESS WHEREOF the Parties have duly executed this Agreement on the date stated at the beginning of it.

SCHEDULE 1

QUOTIENT MERGER

Indicative Merger Completion Timeline

This is a high-level indicative timeline for the merger between Quotient Limited (Quotient) and Quotient Holdings Merger Company Limited (MergerCo) (Merger) which is dependent on:

•
MergerCo having been redomiciled to Jersey before commencement of the Merger;
•
there being no comments received form the US Securities and Exchange Commission (SEC) following submission of the preliminary proxy statement;
•
there being no shareholder or creditor objections to the Merger; and
•
required approval being obtained from the Jersey Financial Services Commission (JFSC).

In the indicative timeline:

- “N” refers to the date that the notices and materials for the extraordinary general meeting of the holders of ordinary shares in Quotient (EGM) and the extraordinary general meeting of the holders of preference shares in Quotient (Pref Class Meeting) to approve the Merger are posted to shareholders;

- “D” refers to the date of the EGM and the Pref Class Meeting;

- "P" refers to the date that the notice to creditors is published in the Jersey Gazette; and

- “F” refers to the date which the Merger is completed following its registration by the JFSC.

Key dates are measured against these dates (e.g. 'D +10 days' is 10 days after the EGM).

S/N	Action	Timing	Indicative Date	Comments
1.	Drafting and finalizing the Merger Implementation Agreement	Prior to item 4 below	In advance of item 5 below	The timelines below assume that the Merger Implementation Agreement would be in agreed form prior to the board meetings of both Quotient and MergerCo/in advance of 3 March 2023
2.

In respect of Quotient and MergerCo, submission of Jersey Revenue form "Report to Comptroller on any entity being wound up/migrating" with all attachments being up to date management accounts of the Company and 'Distributions'

		Prior to item 4 below	In advance of item 5 below	The JFSC routinely requires this on mergers notwithstanding the name of the form.
3.	In respect of Quotient and MergerCo, request for confirmation of no objection from Customer and Local Services Department	Prior to item 4 below	In advance of item 5 below

S/N	Action	Timing	Indicative Date	Comments
4.	Submission of the preliminary proxy statement	Prior to N	22 February 2023	SEC requires a minimum of 10 days to review the preliminary proxy statement
5.	Quotient board meeting to approve the terms of the Merger and circulation of the notice of the EGM and notice of the Pref Class Meeting	Prior to N	In advance of 3 March 2023	We expect this meeting to include the approval of the signing of statutory certificates.
	Written resolution of the directors of MergerCo approving the terms of the Merger			MergerCo board will make its decisions by written resolutions. We should be able to co-ordinate timings to be in lockstep with Quotient as far as possible.
6.	Quotient directors to sign Art 127E(5) certificates	Prior to N	In advance of 3 March 2023
MergerCo director to sign Art 127E(5) certificates
7.	Posting of shareholder circular to Quotient Shareholders’ (which will contain the notice of the EGM and notice of the Pref Class Meeting)	N	6th March 2023	MergerCo has a sole shareholder and all necessary shareholder approval will be by written resolution.
8.	Quotient to send notice to creditors	No earlier than N and no later than 21 days after D	6th March 2023
	MergerCo to send notice to creditors			In reality this is N/A as MergerCo has no creditors as such notices will not be sent to named persons
9.	Publication in Jersey Evening Post/Gazette of notice to creditors of both Quotient and MergerCo	P Whichever is the sooner of 21 days after D or as soon as practicable after the last notice to creditors is sent out (as set out at 5. above)	25th April 2023	We would suggest publishing the notice in the Jersey Evening Post/Gazette so that the creditors and shareholder objection periods can run in parallel.
10.	EGM	D	25th April 2023
Pref Class Meeting

S/N	Action	Timing	Indicative Date	Comments
11.	End of Quotient creditor objection period	P + 21 days	16th May 2023
End of MergerCo creditor objection period
12.	End of Quotient shareholder objection period	D + 21 days	16th May 2023
	End of MergerCo shareholder objection period			In reality this is N/A as MergerCo’s sole shareholder will consent.
13.	Delivery to the Registrar of all relevant documents as required under Article 127FJ of the Law	P + 21 days (which should in any case be at least 10 Business Days prior to F to allow the Merger to take effect on F)	16th May 2023
14.	Closing of Merger	F	26th May 2023	Subject to engagement with JFSC on parties’ preferred timing for closing to be affected.

SCHEDULE 2

MergerCo Resolutions (Without Annexures)

QUOTIENT HOLDINGS MERGER COMPANY LIMITED (A COMPANY INCORPORATED UNDER THE LAWS OF JERSEY WITH COMPANY NUMBER 147409) (Company)
Written resolutions of the sole member of the Company

The undersigned, being the sole member of the Company who, at the date when the following resolutions (Resolutions) are deemed passed, would be entitled to vote on such Resolutions if the same were proposed at a general meeting of the Company, pursuant to Article 95 of the Companies (Jersey) Law 1991, as amended (Law) and the articles of association of the Company (Articles) HEREBY RESOLVE that the Resolution 1 be and are hereby approved as special resolutions of the Company and Resolutions 2 to 8 be and are hereby approved as ordinary resolutions such Resolutions being deemed to be passed when this instrument is signed:

Special Resolution

1.
THAT the merger agreement to be made amongst the Company, Quotient Limited a public limited liability no par value company formed under the laws of Jersey (Quotient) and Quotient Holdings Finance Company Limited, an Exempted Company incorporated in the Cayman Islands with limited (FinanceCo) on or about the date hereof (Merger Agreement), be and is approved for all purposes including, without limitation, Article 127F of the Law.

Ordinary Resolution

2.
THAT for the purpose of Article 127F(2)(a)(i) of the Law, we have received a copy of the Merger Agreement in the form set out at Annexure A hereto.
3.
THAT for the purpose of Article 127F(2)(a)(ii) of the Law, we acknowledge that the merged body will be Quotient as a survivor company and that the existing constitutional documents of Quotient, copies of which we have reviewed, will not be altered in connection with the proposed merger of the Company and Quotient (the Merger).
4.
THAT for the purpose of Article 127F(2)(a)(iv) of the Law, we acknowledge that we have received copies of the certificates of the directors of the Company signed under Article 127E(5) and by Manuel Mendez, Bradley Meyer and James Gaudin, being those persons who are proposed to be directors of Quotient following completion of the Merger, under Article 127E(6), copies of which are set out at Annexure B hereto.
5.
THAT for the purpose of Article 127F(2)(a)(iv) of the Law, we acknowledge that the Company has not received any information from any other merging company under Article 127E(4)(b) of the Law and in particular that, as per the terms of the Merger Agreement, Article 127E(3) applies in relation to both the Company and Quotient.
6.
THAT for the purposes of Article 127F(2)(a)(v) of the Law, the details of the interest of the directors of the Company and Quotient is as contained in the statement set out an Annexure C hereto provided by the Company.
7.
THAT for the purpose of Article 127F(2)(a)(vi) of the Law, we confirm we have received all information which we reasonably require to reach an informed decision on the Merger including copies of a Transaction Support Agreement dated 5 December 2022 (as amended and restated on 6 January 2023), a Master Transaction Agreement dated 16 February 2023 and a related Implementation Steps Memorandum.
8.
THAT for the purpose of Article 127F(2)(b) of the Law, we confirm we are aware of and have been alerted to our right to apply to the court under Article 127FB of the Law.

These Resolutions shall be deemed to be effective as from the date they are signed and shall be forwarded to the secretary of the Company for filing with the minutes of the meetings of the members of the Company and any other written resolution of the members of the Company.

Signed for and on behalf of Quotient Holdings Finance Company Limited	Date

SCHEDULE 3.

Notices of Quotient EGMs

Notice of an extraordinary general meeting of Quotient Limited (the "Company") which will also constitute a class meeting of the holders of Ordinary Shares (the "Notice")
to be held on April 25, 2023 at 11:00 a.m. GMT

DATE: April 25, 2023

TIME: 11:00 a.m. GMT

PLACE: Offices of Carey Olsen, 47 Esplanade, St Helier, Jersey JE1 0BD, Channel Islands

RECORD DATE: the close of business on March 3, 2023

PURPOSE OF MEETING: Passing the following special resolution.

SPECIAL RESOLUTION

Approval of the Merger Implementation Agreement

(1)
THAT a merger implementation agreement dated March 2, 2023 between the Company, Quotient Holdings Merger Company Limited and Quotient Holdings Finance Company Limited (the "Merger Implementation Agreement") and which contains, among other things, the terms and means of effecting a proposed merger ("Merger") of those parties under Article 18B (Mergers) of the Companies (Jersey) Law 1991 (the "Law") be hereby approved for all purposes, including (without limitation) for the purposes of Article 127F(1) of the Law and the directors of the Company (or a duly authorised committee thereof) be and are authorised to take all such action as they may consider necessary or desirable for the implementation of the Merger pursuant to the terms and subject to the conditions contained in the Merger Implementation Agreement.

Record Date

Beneficial owners of Quotient shares held in street name as well as holders of record, are entitled to vote only if they were a shareholder of Quotient at the close of business on March 3, 2023. Holders of Ordinary Shares of Quotient are entitled to one vote for each share held.

Attendance at the Extraordinary General Meeting and Class Meeting of holders of Ordinary Shares

As required by our organizational documents, we intend to hold the Extraordinary General Meeting in person. Whether or not you plan to attend the meeting, your vote is important, and we encourage you to review the proxy materials and vote as soon as possible using the instructions provided in the Notice. If you hold your shares in street name, you may also follow the instructions included in the proxy materials to vote and confirm your attendance by telephone or Internet.

Right to apply to the court

In terms of Article 127FB of the Law, any shareholder of the Company (i.e. a holder of record) has the right to apply to the court on the grounds that the merger would unfairly prejudice the interests of that shareholder.

An application may not be made more than 21 days after the merger has been approved by the shareholders.

If you beneficially own Ordinary Shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) you are not a shareholder / holder of record within the meaning of the Law. In order to make an application to the court pursuant to Article 127FB of the Law it would be necessary for you to cause your Ordinary Shares to be transferred directly to you. You should contact the broker, bank, trustee or other nominee though which you hold Ordinary Shares in street name who should be able to advise you on process.

Where to Find More Information about the Resolutions and Proxies

Further information regarding the above resolution is set out in the Proxy Statement and other proxy materials, which are available at https://quotientbd.com/page/investors, all information as set out in the Proxy Statement is integral to this Notice and is constituted to form part of this Notice

You are entitled to appoint one or more proxies to attend the Extraordinary General Meeting and vote on your behalf and your proxy need not also be a shareholder of the Company. Instructions on how to appoint a proxy are set out in the Proxy Statement and on the proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

Manuel O. Méndez Director

Record shareholder: If your shares are registered directly in your name, please bring proof of such ownership.

Shares held in street name by a broker or a bank: If your shares are held for your account in the name of a broker, bank or other nominee, please bring a current brokerage statement, letter from your stockbroker or other proof of ownership to the meeting together with a proxy issued in your name should you wish to vote in person at the Extraordinary General Meeting.

This Notice of Extraordinary General Meeting and the Proxy Statement are being distributed on or about March 6, 2023.

Notice of 2023 Extraordinary General Meeting, the Proxy Statement and proxy card are available in the “Financials & Filings” section of our website at https://quotientbd.com/page/investors.

Notice of a Preference Class Meeting of Quotient Limited (the "Company") (the "Notice")

To Be Held on April 25, 2023 immediately following EGM on April 25, 2023

DATE: April 25, 2023

TIME: Immediately following EGM on April 25, 2023

PLACE: Offices of Carey Olsen, 47 Esplanade, St Helier, Jersey JE1 0BD, Channel Islands

RECORD DATE: the close of business on March 3, 2023

PURPOSE OF MEETING: Passing the following special resolution.

SPECIAL RESOLUTION

Approval of the Merger Implementation Agreement

(1)
THAT a merger implementation agreement dated March 2, 2023 between the Company, Quotient Holdings Merger Company Limited and Quotient Holdings Finance Company Limited (the "Merger Implementation Agreement") and which contains, among other things, the terms and means of effecting a proposed merger ("Merger") of those parties under Article 18B (Mergers) of the Companies (Jersey) Law 1991 (the "Law") be hereby approved for all purposes, including (without limitation) for the purposes of Article 127F(1) of the Law and the directors of the Company (or a duly authorised committee thereof) be and are authorised to take all such action as they may consider necessary or desirable for the implementation of the Merger pursuant to the terms and subject to the conditions contained in the Merger Implementation Agreement.

Record Date

Preference shareholders on the Company's register of members are entitled to vote only if they were a preference shareholder of Quotient at the close of business on March 3, 2023. Holders of Preference Shares of Quotient are entitled to one vote for each share held.

Attendance at the Preference Shareholders Meeting

As required by our organizational documents, we intend to hold the Preference Class Meeting in person. Whether or not you plan to attend the meeting, your vote is important, and we encourage you to review the proxy materials and vote as soon as possible using the instructions provided in the Notice.

Right to apply to the court

In terms of Article 127FB of the Law, any shareholder of the Company has the right to apply to the court on the grounds that the merger would unfairly prejudice the interests of that shareholder.

An application may not be made more than 21 days after the merger has been approved by the shareholders.

Where to Find More Information about the Resolutions and Proxies

Further information regarding the above resolution is set out in the Proxy Statement and other proxy materials, which are available at https://quotientbd.com/page/investors, all information as set out in the Proxy Statement is integral to this Notice and is constituted to form part of this Notice.

You are entitled to appoint one or more proxies to attend the Preference Class Meeting and vote on your behalf and your proxy need not also be a shareholder of the Company. Instructions on how to appoint a proxy are set out in the Proxy Statement and on the proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

Manuel O. Méndez Director

Record shareholder: If your shares are registered directly in your name, please bring proof of such ownership.

This Notice of Preference Class Meeting and the Proxy Statement are being distributed on or about March 6, 2023.

Notice of 2023 Preference Class Meeting, the Proxy Statement and proxy card are available in the “Financials & Filings” section of our website at https://quotientbd.com/page/investors.

SCHEDULE 4

Part A - Quotient Warranties

1.
Quotient has full power and authority to enter into, deliver and perform its obligations under this Agreement and all other documents to be executed by it pursuant to or in connection with this Agreement.
2.
The obligations of Quotient under each document referred to in paragraph 1 above will, when executed, constitute valid and binding obligations of Quotient in accordance with their terms.
3.
The execution and delivery of, and the performance by Quotient of its obligations under this Agreement and all other documents to be executed by it pursuant to or in connection with this Agreement will not:
a.
conflict with or result in a breach of any provision of Quotient’s memorandum and articles of association;
b.
conflict with, result in a breach of or constitute a default under any material agreement or instrument to which Quotient is a party;
c.
result in a breach of any law or regulation, or of any order, injunction, judgement or decree of any court, that applies to any member of the Quotient Group; or
d.
require the consent of any person other than the shareholders of Quotient.

Part B - MergerCo Warranties

1.
MergerCo has full power and authority to enter into, deliver and perform its obligations under this Agreement and all other documents to be executed by it pursuant to or in connection with this Agreement.
2.
The obligations of MergerCo under each document referred to in Part B paragraph 1 above will, when executed, constitute valid and binding obligations of MergerCo in accordance with its terms.
3.
The execution and delivery of, and the performance by MergerCo of its obligations under, this Agreement and all other documents to be executed by it pursuant to or in connection with this Agreement will not:
a.
conflict with or result in a breach of any provision of the constitutional documents of MergerCo;
b.
conflict with, result in a breach of or constitute a default under any material agreement or instrument to which MergerCo is a party;
c.
conflict with or result in a breach of any law or regulation, or of any order, injunction, judgement or decree of any court, that applies to MergerCo; or
d.
require the consent of any person other than the shareholders of MergerCo.

SIGNED for and on behalf of QUOTIENT LIMITED	) ) )	By:	/s/ Manuel O. Méndez __________________________
		Name: Position:	Manuel O. Méndez Director

SIGNED for and on behalf of QUOTIENT HOLDINGS MERGER COMPANY LIMITED	) ) )	By:	/s/ Manuel O. Méndez __________________________
		Name: Position:	Manuel O. Méndez Director

SIGNED for and on behalf of QUOTIENT HOLDINGS FINANCE COMPANY LIMITED	) ) )	By:	/s/ Manuel O. Méndez __________________________
		Name: Position:	Manuel O. Méndez Director

Accompanying Document: Constitutional Documents of Quotient Ltd.

Company no. 109886

COMPANIES (JERSEY) LAW 1991

A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM

AND

ARTICLES OF ASSOCIATION

of

QUOTIENT LIMITED

Incorporating amendments passed by special resolution on October 31, 2022

Company no. 109886

COMPANIES (JERSEY) LAW 1991

A NO PAR VALUE PUBLIC LIMITED COMPANY

MEMORANDUM OF ASSOCIATION

OF

QUOTIENT LIMITED

(Adopted by written special resolution passed on 3rd April 2014)

Words and expressions contained in this Memorandum of Association have the same meanings as in the Companies (Jersey) Law 1991, as amended.

1.
The name of the Company is Quotient Limited.

2.
The Company is a public company.

3.
The Company is a no par value company.

4.
There shall be no limit on the number of shares which may be issued by the Company and if the share capital structure of the Company is at any time divided into separate classes of share there shall be no limit on the number of shares of any class which may be issued by the Company.

5.
The liability of a member of the Company is limited to the amount unpaid (if any) on such member's share or shares.

Company no. 109886

COMPANIES (JERSEY) LAW 1991

A NO PAR VALUE PUBLIC LIMITED COMPANY

ARTICLES OF ASSOCIATION

of

QUOTIENT LIMITED

(Adopted by a special resolution passed on 3rd April, 2014)

CONTENTS

1. PRELIMINARY 1

2. INTERPRETATION 1

3. SHAREs 7

4. RIGHTS ATTACHED TO SHARES 7

5. UNISSUED SHARES 7

6. REDEMPTION AND PURCHASE OF SHARES 8

7. COMMISSIONS AND BROKERAGE 8

8. TRUSTS NOT RECOGNISED 9

9. RENUNCIATION OF ALLOTMENT 9

10. VARIATION OF RIGHTS 9

11. ALTERATION OF SHARE CAPITAL 10

12. SHARE CERTIFICATES AND TITLE TO SHARES 11

13. CALLS ON SHARES 12

14. FORFEITURE AND LIEN 14

15. TRANSFER OF SHARES 16

16. UNCERTIFICATED SHARES 18

17. TRANSMISSION OF SHARES 21

18. UNTRACED SHAREHOLDERS 22

19. GENERAL MEETINGS 23

20. NOTICE OF GENERAL MEETINGS 23

21. PROCEEDINGS AT GENERAL MEETINGS 25

22. VOTING 27

23. VOTES OF MEMBERS 29

24. PROXIES AND CORPORATE REPRESENTATIVES 30

25. DTC SYSTEM VOTING ARRANGEMENTS 33

26. DIRECTORS 35

27. APPOINTMENT AND RETIREMENT OF DIRECTORS 36

28. ALTERNATE DIRECTORS 39

29. PROCEEDINGS OF DIRECTORS 40

30. DIRECTORS' INTERESTS AND CONFLICTS OF INTEREST 42

31. DIRECTORS' FEES 44

32. DIRECTORS' EXPENSES 45

33. BORROWING POWERS 45

34. GENERAL POWERS OF DIRECTORS 45

35. ASSOCIATE DIRECTORS 47

36. SECRETARY 48

37. THE SEAL 48

38. AUTHENTICATION OF DOCUMENTS 48

39. DIVIDENDS 49

40. RESERVES 52

41. CAPITALISATION OF RESERVES 52

42. RECORD DATES 55

43. REGISTER 55

44. MINUTES AND BOOKS 56

45. ACCOUNTS 56

46. AUDITORS 57

47. COMMUNICATIONS 57

48. WINDING UP 63

49. INDEMNITY AND INSURANCE 64

COMPANIES (JERSEY) LAW 1991

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

QUOTIENT LIMITED

(Adopted by a special resolution passed on 3rdApril, 2014)

1.
PRELIMINARY

This document comprises the articles of association of the Company. The regulations constituting the Standard Table in the Companies (Standard Table) (Jersey) Order 1992 shall not apply to the Company.

2.
INTERPRETATION
2.1.
In these Articles, unless the context requires otherwise:

"address" includes a number or address used for the purposes of sending or receiving documents or information by electronic means;

"these Articles" means these articles of association as amended or replaced from time to time;

"Auditors" means the auditors for the time being of the Company or, in the case of joint auditors, any one of them;

"bankrupt" has the meaning given to it in the Interpretation (Jersey) Law 1954;

"Board" means the board of directors for the time being of the Company or the Directors present or deemed to be present at a duly convened meeting of the Directors at which a quorum is present, as the context requires;

"certificated share" means a share which is not an uncertificated share and references in these Articles to a share being held in "certificated form" shall be construed accordingly;

"clear days" means, in relation to the giving of a notice, the period excluding the day on which a notice is given or deemed to be given and the day for which it is given or on which it is to take effect;

"Companies Laws" means the Law, the Uncertificated Securities Order, the Electronic Communications Law and all statutes adopted in Jersey (including any orders, regulations or other subordinate legislation made under such statutes) from time to time in force concerning companies in so far as they apply to the Company;

"communication" includes an electronic communication;

"Director" means a director for the time being of the Company;

"dividend" includes a bonus issue;

"DTC" means the Depositary Trust Company or any successor corporation;

"DTC Depositary" means Cede & Co. and/or any other custodian, depositary or nominee of DTC which holds Ordinary Shares under arrangements that facilitate the holding and trading of beneficial interests in such Ordinary Shares in the DTC System;

"DTC Proxy" means, in relation to any Ordinary Shares held by the DTC Depositary, any person who is, for the purposes of any general meeting or resolution, appointed a proxy (whether by way of instrument of proxy, power of attorney, mandate or otherwise) by:

(a) the DTC Depositary; or

(b) a proxy, attorney or other agent appointed by any other person whose authority is ultimately derived (whether directly or indirectly) from the DTC Depositary;

"DTC System" means the electronic system operated by DTC by which title to securities or interests in securities may be evidenced and transferred in dematerialised form;

"electronic communication" has the meaning given in the Electronic Communications Law;

"Electronic Communications Law" means the Electronic Communications (Jersey) Law 2000;

"electronic signature" has the meaning given in article 1(1) of the Electronic Communications Law;

"Group" means the Company and its subsidiaries from time to time;

"holder" means, in relation to any shares, the member whose name is entered in the Register as the holder of those shares;

"Jersey" means the island of Jersey;

"Law" means the Companies (Jersey) Law 1991;

"member" means a member of the Company;

"Memorandum of Association" means the document of the same name of the Company, as amended or replaced from time to time;

"month" means calendar month;

"NASDAQ" means the NASDAQ Global Market;

"NASDAQ Rules" means the rules of NASDAQ;

"Office" means the registered office for the time being of the Company;

"Operator" has the meaning given to "authorised operator" in the Uncertificated Securities Order;

"Operator-instruction" means a properly authenticated de-materialised instruction attributable to the Operator;

"ordinary resolution" means a resolution of the Company in general meeting passed by a simple majority of the votes cast at that meeting;

"Ordinary Shares" means ordinary shares in the capital of the Company;

"paid up" means paid up or credited as paid up;

"participating security" has the meaning given to it in the Uncertificated Securities Order;

"Register" means the register of members of the Company (and, unless the context requires otherwise, includes any overseas branch register) to be kept and maintained in accordance with these Articles and the Companies Laws;

"relevant system" means a computer based system and its related facilities and procedures that is provided by an Operator and by means of which title to units of a security can be evidenced and transferred, in accordance with the Uncertificated Securities Order, without a written instrument;

"Seal" means any common or official seal that the Company has and is permitted to have under the Companies Laws;

"special resolution" means a special resolution as defined in Article 90 of the Law;

"Transfer Office" means:

(a) in relation to the Register, the location in Jersey where the Register is kept and maintained; and

(b) where the Company keeps an overseas branch register in respect of any country, territory or place outside of Jersey, the location in that country, territory or place where that overseas branch register is kept and maintained;

"Uncertificated Securities Order" means the Companies (Uncertificated Securities) (Jersey) Order 1999 and any provisions of or under the Companies Laws which supplement or replace such order;

"uncertificated share" means a share title to which is recorded on the Register as being held in uncertificated form and references in these Articles to a share being held in "uncertificated form" shall be construed accordingly;

"United Kingdom" means the United Kingdom of Great Britain and Northern Ireland (and includes England, Scotland and Wales, whether or not for the time being forming part of the United Kingdom of Great Britain and Northern Ireland);

"USA" means the United States of America and its territories and possessions, including the District of Columbia; and

"year" means calendar year.

2.2.
In these Articles, unless the context requires otherwise:
2.2.1.
the expression "debenture" shall include debenture stock and the expression "debenture holder" shall include debenture stockholder;
2.2.2.
the expression "Secretary" means the secretary for the time being of the Company and includes any person appointed by the Board to perform any of the duties of the secretary including a joint, assistant or deputy secretary;
2.2.3.
the expression "officer" shall include, in relation to a body corporate, a director, alternate director, manager, executive officer and company secretary (including, in the case of the Company, the Directors, any alternate Directors, the Secretary and any executive officers of the Company who are not Directors) but shall not include auditors (being, in the case of the Company, the Auditors);
2.2.4.
the expressions "widow" and "widower" shall include the surviving civil partner of a deceased person;
2.3.
references to "writing" mean the representation or reproduction of words, symbols or other information in a legible form by any method or combination of methods, whether sent or supplied in electronic form or otherwise, and "written" shall be construed accordingly;
2.4.
references to a document or information being "sent", "supplied" or "given" to or by a person mean such document or information, or a copy of such document or information, being sent, supplied, given, delivered, issued or made available to or by, or served on or by, or deposited with or by that person by any method authorised by these Articles, and "sending", "supplying" and "giving" shall be construed accordingly;
2.5.
references to a document being "signed" or to "signature" include references to its being signed under hand or under Seal or by any other method and, in the case of an electronic communication, such references are to its being authenticated by electronic means as specified by the Board in accordance with these Articles or (where the Board has made no specification) to an electronic signature;
2.6.
references to a meeting shall not be taken as requiring more than one person to be present if any quorum requirement can be satisfied by one person;
2.7.
words importing the singular number include the plural and vice versa;
2.8.
words importing one gender include all genders and words importing persons include a body corporate;

2.9.
any word or expression defined in the Companies Laws on the adoption of these Articles shall, if not inconsistent with the subject or context and unless otherwise expressly defined in these Articles, bear the same meaning in these Articles except that "company" shall mean any body corporate;
2.10.
a reference to any statute or statutory instrument or any provision of a statute or statutory instrument includes any modification or re-enactment of that statute, statutory instrument or provision for the time being in force;
2.11.
any reference to:
2.11.1.
rights attaching to any share;
2.11.2.
members having a right to attend and vote at general meetings of the Company;
2.11.3.
dividends being paid, or any other distribution of the Company's assets being made, to members; or
2.11.4.
interests in a certain proportion or percentage of the issued share capital, or any class of share capital,
2.11.5.
shall, unless otherwise expressly provided by the Companies Laws, be construed as though any treasury shares held by the Company had to be cancelled;
2.11.6.
headings are inserted for convenience only and do not affect the construction of these Articles; and
2.11.7.
a special resolution shall be effective for any purpose for which an ordinary resolution is expressed to be required under any provision of these Articles.
2.12.
For the purposes of these Articles, unless the context requires otherwise:
2.13.
a document or information is sent or supplied in "electronic form" if it is sent or supplied:
2.13.1.
by electronic means (for example, by e-mail or fax); or
2.13.2.
by any other means while in an electronic form (for example, sending a disk by post), and references to "electronic copy" have a corresponding meaning;
2.14.
a document or information is sent or supplied by electronic means if it is:
2.14.1.
sent initially and received at its destination by means of electronic equipment for the processing (which expression includes digital compression) or storage of data; and
2.14.2.
entirely transmitted, conveyed and received by wire, by radio, by optical means or by other electromagnetic means,

and references to "electronic means" have a corresponding meaning;

2.15.
a document or information is sent or supplied in "hard copy form" if it is sent or supplied in a paper copy or similar form capable of being read, and references to "hard copy" have a corresponding meaning;
2.16.
a document or information authorised or required by these Articles to be sent or supplied in electronic form must be sent or supplied in a form, and by a means, that the sender or supplier reasonably considers will enable the recipient to read it and to retain a copy of it; and
2.17.
a document or information can be read only if:
2.17.1.
it can be read with the naked eye; or
2.17.2.
to the extent that it consists of images (for example photographs, pictures, maps, plans or drawings), it can be seen with the naked eye.
3.
SHAREs

The authorised share capital of the Company is as specified in the Memorandum of Association of the Company. No share issued by the Company shall have a nominal value.

4.
RIGHTS ATTACHED TO SHARES

Without prejudice to any rights for the time being attached to any existing shares or class of shares and subject to the provisions of the Company Laws, any share may be issued with such preferred, deferred or other special rights, or such restrictions, whether in regard to dividend, return of capital, transfer, voting, conversion or otherwise, as the Board may determine or otherwise as the Company may from time to time by special resolution determine.

5.
UNISSUED SHARES
5.1.
Subject to the provisions of the Companies Laws and these Articles, all unissued shares of the Company (whether forming part of the existing or any increased capital) shall be at the disposal of the Board which may allot (with or without conferring a right of renunciation), grant options over, offer or otherwise deal with or dispose of such shares to such persons, at such times and generally on such terms and conditions as the Board may determine. No share shall be issued at a discount.
5.2.
The Board may allot and issue shares in the Company to any person and without any obligation to offer such shares to the members (whether in proportion to the existing shares held by them or otherwise).
5.3.
The Company may issue fractions of shares in accordance with, and subject to the provisions of, the Law, provided that:
5.3.1.
a fraction of a share shall be taken into account in determining the entitlement of a member as regards dividends or on a winding up; and
5.3.2.
a fraction of a share shall not entitle a member to a vote in respect thereof.
6.
REDEMPTION AND PURCHASE OF SHARES
6.1.
Subject to the provisions of the Companies Laws:
6.1.1.
and to any rights attached to any existing shares, the Company may issue, or with the sanction of a special resolution convert any existing non-redeemable share (whether issued or not) into, a share which is to be redeemed, or is liable to be redeemed at the option of the Company or the holder;
6.1.2.
the Company may purchase, or may enter into a contract under which it will or may purchase, any of its own shares of any class (including any redeemable shares) and in relation thereto, neither the Company nor the Board shall be required to select the shares to be purchased rateably or in any other particular manner as between the holders of shares of the same class or as between them and the holders of shares of any other class or in accordance with the rights as to dividends or capital conferred by any class of shares; and
6.1.3.
the Company may hold as treasury shares any shares purchased or redeemed by it.
7.
COMMISSIONS AND BROKERAGE

The Company may exercise all powers of paying commissions and brokerage conferred or permitted by the Companies Laws. Subject to the provisions of the Companies Laws, any such commission or brokerage may be satisfied by the payment of cash, the allotment of fully or partly paid shares, the grant of an option to call for an allotment of shares or any combination of such methods.

8.
TRUSTS NOT RECOGNISED

Except as required by law, no person shall be recognised by the Company as holding any share upon any trust, and the Company shall not be bound by or compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share, or any interest in any fractional part of a share, or (save as otherwise provided by these Articles or by law) any other right in respect of any share, except an absolute right to the entirety thereof in the registered holder.

9.
RENUNCIATION OF ALLOTMENT
9.1.
The Board may at any time after the allotment of any share but before any person has been entered in the Register as the holder:
9.1.1.
recognise a renunciation thereof by the allottee in favour of some other person and accord to any allottee of a share a right to effect such renunciation; and/or

9.1.2.
allow the rights represented thereby to be one or more participating securities, in each case upon and subject to such terms and conditions as the Board may think fit to impose.
10.
VARIATION OF RIGHTS
10.1.
Whenever the share capital of the Company is divided into different classes of shares, any of the special rights attached to any class may, subject to the provisions of the Companies Laws, be varied or abrogated (either whilst the Company is a going concern or during or in contemplation of a winding up) either:
10.1.1.
with the consent in writing of the holders of not less than two-thirds in number of the issued shares of the class (excluding any shares of that class held as treasury shares), which consent shall be in hard copy form or in electronic form sent to such address (if any) for the time being specified by or on behalf of the Company for that purpose or in default of any such specification to the Office; or
10.1.2.
with the sanction of a special resolution passed at a separate general meeting of the holders of the shares of the class, but not otherwise.
10.2.
To every such separate general meeting all the provisions of these Articles relating to general meetings of the Company and to the proceedings thereat shall apply mutatis mutandis, except that:
10.2.1.
any holder of shares of the class present in person or by proxy may demand a poll; and
10.2.2.
any holder of shares of the class shall, on a poll, have one vote in respect of every share of the class held by him.
10.3.
Article 10.1 shall apply to the variation or abrogation of the special rights attached to some (but not all) of the shares of such class as if the shares concerned and the remaining shares of such class formed separate classes, or to any scheme for the distribution (though not in accordance with legal rights) of assets in money or in kind in or before liquidation, or to any contract for the sale or disposal of the whole or any part of the Company's property or business determining the way in which as between the several classes of shareholders the purchase considerations shall be distributed, and generally to any alteration, contract, compromise or arrangement which the persons voting thereon could, if sui juris and holding all the shares of the class, consent to or enter into, and such resolution shall be binding upon all holders of shares of the class.
10.4.
Save as otherwise provided in these Articles, the special rights attached to any class of shares having preferential rights shall not unless otherwise expressly provided by the terms of issue thereof be deemed to be varied or abrogated by the creation or issue of further shares ranking as regards participation in the profits or assets of the Company or voting in some or all respects pari passu therewith but in no respect in priority thereto, or by any reduction of the capital paid up thereon, or by any purchase or redemption by the Company of its own shares.
11.
ALTERATION OF SHARE CAPITAL
11.1.
The Company may from time to time by special resolution alter its Memorandum of Association so as to increase or reduce the number of shares which is authorised to issue or consolidate or divide all or any part of its shares (whether issued or not) into fewer shares and may generally make such other alteration to its share capital as is from time to time permitted by Law. All new shares shall, save in so far as may be otherwise provided by the terms of issue thereof, be subject to the provisions of these Articles with reference to allotment, payment of calls, lien, transfer, transmission, forfeiture and otherwise.
11.2.
Whenever as a result of a consolidation, consolidation and sub-division or sub-division of shares any members would become entitled to fractions of a share, the Board may deal with the fractions as it thinks fit. In particular the Board may sell the shares representing the fractions for the best price reasonably obtainable to any person (including, subject to the provisions of the Companies Laws, the Company) and distribute the net proceeds of sale in due proportion among those members and the Board may authorise some person to transfer or deliver the shares to, or in accordance with the directions of, the purchaser. For the purposes of effecting the sale, the Board may arrange for the shares representing the fractions to be entered in the Register as certificated shares. The person to whom any shares are transferred or delivered shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity in, or invalidity of, the proceedings relating to the sale. Subject to the Companies Laws, when the Board consolidates or sub-divides shares, it can treat certificated and uncertificated shares which a member holds as separate shareholdings.
11.3.
The Company may reduce its capital accounts in any ways permitted by Law.
11.4.
Subject to the provisions of the Companies Laws and these Articles, the Company may make a distribution to its members from its stated capital account or any other reserve (whether of profit, capital or some other nature).
12.
SHARE CERTIFICATES AND TITLE TO SHARES
12.1.
Subject as follows, every person whose name is entered as a member in the Register in respect of any shares of any class in certificated form (except a person in respect of whom the Company is not by law required to issue a share certificate) shall be entitled without payment to a certificate therefor within two months after allotment (or such shorter period as the terms of issue shall provide), and upon the transfer thereof within two months after lodgement of transfer (not being a transfer which the Company is for any reason entitled to refuse to register and does not register) and, in the case of conversion thereof from uncertificated to certificated form, within two months of the date of conversion. Notwithstanding the foregoing, it shall be a term of issue of any shares in certificated form issued to a DTC Depositary that the Company shall not be required to issue a certificate in respect of such shares unless the DTC Depositary requests that such certificate be issued by notice to the Company, in which case the foregoing provisions shall apply mutatis mutandis save that the reference to the "allotment" of the relevant shares in the foregoing shall be a reference to the date that such notice is received by the Company. The Company shall not be bound to register more than four persons as the joint holders of a share and in the case of a share held jointly by several persons the Company shall not be bound to issue more than one certificate therefor and delivery of a certificate to any one of such persons shall be sufficient delivery to all.
12.2.
Every share certificate shall be signed under a Seal or signed by two Directors or by one Director and the Secretary and shall specify the number and class of the shares to which it relates and the amount or respective amounts paid up on the shares and (if required by the Companies Laws) the distinguishing numbers of such shares. The Board may by resolution decide, either generally or in any particular case or cases, that any signatures on any share certificates need not be autographic but may be applied to the certificates by some mechanical or other means or may be printed on them.
12.3.
Where a member transfers part only of the certificated shares comprised in a share certificate the old certificate shall be cancelled and a new certificate for the balance of such shares (to the extent that such balance is to be held in certificated form) issued in lieu without charge.
12.4.
Any two or more certificates representing certificated shares of any one class held by any member may at his request be cancelled and a single new certificate for such shares issued in lieu without charge.
12.5.
If any member shall surrender for cancellation a share certificate representing certificated shares held by him and request the Company to issue in lieu two or more share certificates representing such shares in such proportions as may be specified, the Board may, if it thinks fit, comply with such request.
12.6.
If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed a new certificate representing the same certificated shares may be issued to the holder upon request subject to delivery up of the old certificate or (if alleged to have been lost, stolen or destroyed) compliance with such conditions as to evidence and indemnity and (in either case) the payment of any exceptional out-of-pocket expenses of the Company in connection with the request as the Board may think fit. Subject as aforesaid no charge will be made for a new share certificate issued to replace one that has been damaged, lost or destroyed.
12.7.
In the case of certificated shares held jointly by several persons any such request may be made by any one of the joint holders except where the certificate is alleged to be lost, stolen or destroyed.
13.
CALLS ON SHARES

13.1.
The Board may from time to time make calls upon the members in respect of any moneys unpaid on their shares and not by the terms of issue thereof made payable at fixed times. Each member shall (subject to receiving at least 14 clear days' notice specifying the time or times and place of payment) pay to or as directed by the Company at the time or times and place so specified the amount called on his shares.
13.2.
A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed and may be made payable by instalments. A call may be wholly or in part revoked or postponed as the Board may determine.
13.3.
The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof. Subject to the Companies Laws, a person upon whom a call is made shall remain liable for calls made upon him, notwithstanding the subsequent transfer of the shares on which the call was made.
13.4.
If a sum called in respect of a share is not paid before or on the day appointed for payment thereof, the person from whom the sum is due shall pay interest on the sum from the day appointed for payment thereof to the time of actual payment at such rate as the Board in its absolute discretion may determine, together with all expenses that may have been incurred by the Company by reason of such non-payment, but the Board shall be at liberty in any case or cases to waive payment of such interest and expenses wholly or in part.
13.5.
Any sum which by the terms of issue of a share becomes payable upon allotment or at a fixed date shall for all the purposes of these Articles be deemed to be a call duly made and payable on the date on which by the terms of issue the same becomes payable. In the case of non-payment all the relevant provisions of these Articles as to payment of interest and expenses, forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duly made and notified.
13.6.
The Board may on the issue of shares differentiate between the holders as to the amount of calls to be paid and the times of payment.
13.7.
The Board may if it thinks fit receive from any member willing to advance the same all or any part of the moneys uncalled and unpaid upon the shares held by him and such payment in advance of call shall extinguish pro tanto the liability upon the shares in respect of which it is made and upon the money so received (until and to the extent that the same would but for such advance become payable) the Company may pay interest at such rate as may be agreed between the member paying such sum and the Board but any such advance payment shall not entitle the holder of the share to participate in respect of such amount in any dividend.
14.
FORFEITURE AND LIEN
14.1.
If a member fails to pay in full any call or instalment of a call on the day appointed for payment thereof, the Board may at any time thereafter serve a notice on him requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued thereon and any expenses incurred by the Company by reason of such non-payment.
14.2.
The notice shall name a further day (not being less than 14 clear days from the date of service of the notice) on or before which and the place where the payment required by the notice is to be made, and shall state that in the event of non-payment in accordance therewith the shares on which the call was made will be liable to be forfeited.
14.3.
If the requirements of any such notice as aforesaid are not complied with, any share in respect of which such notice has been given may at any time thereafter, before payment of all calls and interest and expenses due in respect thereof has been made, be forfeited by a resolution of the Board to that effect. Such forfeiture shall include all dividends declared and other moneys payable in respect of the forfeited share and not actually paid before forfeiture. The Board may accept a surrender of any share liable to be forfeited.
14.4.
When any share has been forfeited, notice of the forfeiture shall be served upon the person who was before forfeiture the holder of the share but no forfeiture shall be invalidated by omission or neglect to give such notice.

14.5.
A share so forfeited or surrendered shall be deemed to be the property of the Company and may be sold, re-allotted or otherwise disposed of either to the person who was before such forfeiture or surrender the holder thereof or entitled thereto or to any other person upon such terms and in such manner as the Board thinks fit, and at any time before a sale, re-allotment or disposal the forfeiture or surrender may be cancelled on such terms as the Board thinks fit. The Board may, if necessary, authorise some person to transfer a forfeited or surrendered share to any such other person as aforesaid.
14.6.
A person whose shares have been forfeited or surrendered shall cease to be a member in respect of the shares (and shall, in the case of shares held in certificated form, surrender to the Company for cancellation the certificate for such shares) but shall notwithstanding the forfeiture or surrender remain liable to pay to the Company all moneys which at the date of forfeiture or surrender were presently payable by him to the Company in respect of the shares with interest thereon at such rate as the Board may in its absolute discretion determine from the date of forfeiture or surrender until payment, but the Board may waive payment of such interest either wholly or in part. The Board may enforce payment, without any allowance for the value of the shares at the time of forfeiture or surrender.
14.7.
The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys payable to the Company (whether presently or not) in respect of such share. The Company's lien on a share shall extend to all dividends or other moneys payable thereon or in respect thereof. The Board may waive any lien which has arisen and may resolve that any share shall for some limited period be exempt wholly or partially from the provisions of this Article.
14.8.
The Company may sell in such manner as the Board thinks fit any share on which the Company has a lien, but no sale shall be made unless the period for the payment or discharge of some part at least of the debt or liability in respect of which the lien exists shall have actually arrived nor until the expiration of 14 clear days after a notice stating and demanding payment or discharge thereof and giving notice of intention to sell in default shall have been given to the holder for the time being of the share or the person entitled thereto by reason of his death or bankruptcy.
14.9.
The net proceeds of such sale after payment of the cost of such sale shall be applied in or towards payment or satisfaction of the debts or liabilities in respect whereof the lien exists so far as the same are presently payable and any residue shall upon surrender (in the case of shares held in certificated form) to the Company for cancellation of the certificate for the shares sold and (in any case) subject to a like lien for debts or liabilities the period for the payment or discharge of which has not actually arrived as existed upon the shares prior to the sale be paid to the person entitled to the shares at the time of the sale. For giving effect to any such sale the Board may authorise some person to sign an instrument of transfer to transfer the shares sold to the purchaser.
14.10.
An affidavit that the declarant is a Director or the Secretary and that a share has been duly forfeited or surrendered or sold to satisfy a lien of the Company on a date stated in the affidavit shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share. Such affidavit and the receipt of the Company for the consideration (if any) given for the share on the sale, re-allotment or disposal thereof together with the share certificate (in the case of shares in certificated form) delivered to a purchaser or allottee thereof shall (subject to the execution of an instrument of transfer if the same be required) constitute a good title to the share and the person to whom the share is sold, re-allotted or disposed of shall be registered as the holder of the share and shall not be bound to see to the application of the purchase money (if any) nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, surrender, sale, re-allotment or disposal of the share.
15.
TRANSFER OF SHARES
15.1.
All transfers of shares which are in uncertificated form may be effected by means of a relevant system in accordance with the Companies Laws and the rules of the relevant system.
15.2.
A transfer of shares in certificated form may be effected by an instrument of transfer in any usual or common form or in any other form acceptable to the Board and may be under hand only. The instrument of transfer shall be signed by or on behalf of the transferor and (except in the case of fully paid shares) by or on behalf of the transferee. The transferor shall remain the holder of the shares concerned until the name of the transferee is entered in the Register in respect thereof.
15.3.
The registration of transfers may be suspended at such times and for such periods (not exceeding 30 days in any year) as the Board may from time to time determine either generally or in respect of any class of shares, save that the Board may not suspend the registration of transfers of any shares which are participating securities without the consent of the Operator.
15.4.
The Board may, in its absolute discretion, refuse to register any transfer of an uncertificated share where permitted by these Articles and the Companies Laws.
15.5.
The Board may, in its absolute discretion, refuse to register any instrument of transfer of a certificated share:
15.5.1.
which is not fully paid up; and
15.5.2.
on which the Company has a lien.
15.6.
The Board may decline to recognise any instrument of transfer relating to certificated shares unless the instrument:
15.6.1.
has been left at the Office, the Transfer Office or at such other place as the Board may decide, for registration;
15.6.2.
is accompanied by the certificate for the shares to be transferred and such other evidence (if any) as the Board may reasonably require to prove the title of the intending transferor or his right to transfer the shares; and
15.6.3.
is in respect of only one class of shares.
15.7.
Unless otherwise agreed by the Board in any particular case, the maximum number of persons who may be entered on the Register as joint holders of a share is four.
15.8.
For all purposes of these Articles relating to the registration of transfers of shares, the renunciation of the allotment of any shares by the allottee in favour of some other person shall be deemed to be a transfer and the Board shall have the same powers of refusing to give effect to such a renunciation as if it were a transfer.
15.9.
If the Board refuses to register a transfer then, within two months after the date on which:
15.9.1.
the transfer was lodged with the Company (in the case of shares held in certificated form); or
15.9.2.
the Operator-instruction was received by the Company (in the case of shares held in uncertificated form), the Board shall send to the transferee notice of the refusal together with (in the case of shares held in certificated form) the instrument of transfer.

15.10. Subject to Article 15.11, all instruments of transfer which are registered may be retained by the Company; and subject to the Companies Laws, the Company shall be entitled to destroy:

15.10.1.all instruments of transfer which have been registered at any time after the expiration of ten years from the date of registration thereof;

15.10.2. all dividend mandates and notifications of change of address at any time after the expiration of two years from the date of recording thereof;

15.10.3. all share certificates which have been cancelled at any time after the expiration of one year from the date of cancellation thereof;

15.10.4. all appointments of proxy which have been used for the purposes of a poll, at any time after the expiration of one year from the date of such use, and all appointments of proxy which have not been used for the purposes of a poll, at any time after one month from the end of the meeting to which the appointments of proxy relates and at which no poll was demanded; and

15.10.5. any other document on the basis of which any entry in the Register is made at any time after the expiry of 10 years from the date an entry in the Register was first made in respect of it,

and it shall conclusively be presumed in favour of the Company that every entry in the Register purporting to have been made on the basis of an instrument of transfer or other document so destroyed was duly and properly made and every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and every share certificate so destroyed was a valid and effective certificate duly and properly cancelled and every other document hereinbefore mentioned so destroyed was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company.

15.11. Article 15.10 applies only to the destruction of a document in good faith and without notice of any claim (regardless of the parties thereto) to which the document might be relevant and nothing in Article 15.10 shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any other circumstances which would not attach to the Company in the absence of Article 15.10.

15.12 References in Articles 15.10 and 15.11 to the destruction of any document include references to the disposal thereof in any manner.

15.13 No fee will be charged by the Company in respect of the registration of any instrument of transfer, probate, letters of administration, certificate of marriage or death, stop notice, power of attorney or other document relating to or affecting the title to any shares or otherwise for making any entry in the Register affecting the title to any shares.

16.
UNCERTIFICATED SHARES
16.1.
Subject to the Companies Laws, the Board may resolve that a class of shares is to become a participating security and may at any time determine that a class of shares shall cease to be a participating security.
16.2.
No provision of these Articles shall apply to shares of any class which are in uncertificated form to the extent that such Article is inconsistent with:
16.2.1.
the holding of shares of that class in uncertificated form;
16.2.2.
the transfer of title to shares of that class by means of a relevant system;
16.2.3.
any provision of the Uncertificated Securities Order; or
16.2.4.
the exercise of any powers or functions of the Company or the effecting by the Company of any actions by means of a relevant system.
16.3.
Any share of a class which is a participating security may be changed from an uncertificated share to a certificated share and from a certificated share to an uncertificated share in accordance with the Uncertificated Securities Order and the rules of any relevant system.
16.4.
For the purpose of effecting any action by the Company, the Board may determine that shares held by a person in uncertificated form shall be treated as a separate holding from shares held by that person in certificated form but shares of a class held by a person in uncertificated form shall not be treated as a separate class from shares of that class held by that person in certificated form.
16.5.
Unless the Board otherwise determines or the Uncertificated Securities Order or the rules of the relevant system concerned otherwise require, any shares issued or created out of or in respect of any uncertificated shares shall be uncertificated shares and any shares issued or created out of or in respect of any certificated shares shall be certificated shares.
16.6.
In relation to any share in uncertificated form:
16.6.1.
the Company may utilise the relevant system to the fullest extent available from time to time in the exercise of any of its powers or functions under the Companies Laws or these Articles or otherwise in effecting any actions and the Company may from time to time determine the manner in which such powers, functions and actions shall be so exercised or effected;

16.6.2.
the Company may, by notice to the holder of that share, require the holder to change the form of that share to certificated form within such period as may be specified in the notice; and
16.6.3.
the Company shall not issue a share certificate. The Company may by notice to the holder of any share in certificated form, direct that the form of such share may not be changed to uncertificated form for a period specified in such notice.
16.7.
Subject to the Companies Laws, the Board may lay down regulations not included in these Articles which (in addition to, or in substitution for, any provisions in these Articles):
16.7.1.
apply to the issue, holding or transfer of shares in uncertificated form;
16.7.2.
set out (where appropriate) the procedures for conversion and/or redemption of shares in uncertificated form; and/or
16.7.3.
the Board considers necessary or appropriate to ensure that these Articles are consistent with the Uncertificated Securities Order and/or the Operator's rules and practices.
16.8.
Any such regulations made by the Board pursuant to Article 16.6 will apply instead of any relevant provisions in these Articles which relate to the transfer, conversion and redemption of shares in uncertificated form or which are not consistent with the Uncertificated Securities Order, in all cases to the extent (if any) stated in such regulations. If the Board make any such regulations, Article 16.9 will (for the avoidance of doubt) continue to apply, when read in conjunction with those regulations.
16.9.
Any instruction given by means of a relevant system shall be a dematerialised instruction given in accordance with the Uncertificated Securities Order, the facilities and requirement of a relevant system and the Operator's rules and practices.
16.10.
Where the Company is entitled under the Companies Laws and the rules, procedures or practices of any relevant system or under these Articles to dispose of, forfeit, accept the surrender of, enforce a lien over, re-allot or sell, transfer or otherwise procure the sale of any shares which are held in uncertificated form, the Board shall have the power (subject to the Companies Laws and the rules, procedures or practices of the relevant system) to take such steps as the Board considers appropriate, by instruction by means of a relevant system or otherwise, to effect such disposal, forfeiture, surrender, enforcement, re-allotment sale or transfer and such powers shall (subject as aforesaid) include the right to:
16.10.1.
request or require the deletion of any computer based entries in the relevant system relating to the holding of such shares in uncertificated form; and/or
16.10.2.
alter such computer based entries so as to divest the registered holder of such shares of the power to transfer such shares to a person other than the transferee, purchaser or his nominee identified by the Company for this purpose; and/or
16.10.3.
require any holder of any uncertificated shares which are the subject of any exercise by the Company of any such entitlement, by notice to the holder concerned, to convert his holding of such uncertificated shares into certificated form within such period as may be specified in the notice prior to completion of any disposal, sale or transfer of such shares or direct the holder to take such steps as may be necessary to sell or transfer such shares; and/or
16.10.4.
otherwise rectify or change the Register in respect of any such shares in such manner as the Board considers appropriate (including, without limitation, by entering the name of the transferee into the Register as the next holder of such shares); and/or
16.10.5.
appoint any person to take such steps in the name of the holder of such shares as may be required to effect the conversion and/or transfer of such shares and such steps shall be effective as if they had been taken by the registered holder of the uncertificated shares concerned.
16.11.
The Company shall not issue to any person a certificate in respect of an uncertificated share.

17.
TRANSMISSION OF SHARES
17.1.
In the case of the death of a shareholder, the survivors or survivor where the deceased was a joint holder, and the executors or administrators of the deceased where he was a sole or only surviving holder, shall be the only persons recognised by the Company as having any title to his interest in the shares, but nothing in this Article shall release the estate of a deceased holder (whether sole or joint) from any liability in respect of any share held by him.
17.2.
Any guardian of an infant member, any curator bonis or guardian or other legal representative of a member under legal disability and any person becoming entitled to a share in consequence of the death or bankruptcy of a member or otherwise by operation of law may (subject as hereinafter provided) upon supplying the Company with such evidence as the Board may reasonably require to show his title to the share either require to be registered himself as a holder of the share by giving to the Company notice to that effect or transfer such share to some other person (in any case in the event of the share being in uncertificated form subject always to the Companies Laws and to the rules of any relevant system). All the limitations, restrictions and provisions of these Articles relating to the right to transfer and the registration of transfers of shares shall be applicable to any such notice or transfer as aforesaid as if the event giving rise thereto had not occurred and the notice or transfer were a transfer executed by such member.
17.3.
Save as otherwise provided by or in accordance with these Articles, a person becoming entitled to a share in consequence of any event giving rise to transmission by operation of law shall upon supplying the Company with such evidence as the Board may reasonably require to show his title to the share be entitled to the same dividends and other advantages as those to which he would be entitled if he were the registered holder of the share, but he shall not be entitled in respect thereof to exercise any right conferred by membership in relation to meetings of the Company until he shall have been registered as a member in respect of the share. Provided always that the Board may at any time give notice requiring such person to elect either to be registered himself or to transfer the share, and if within 60 days the notice is not complied with, the Board may in its absolute discretion withhold payment of dividends and other moneys payable in respect of such share until such time as the notice is complied with. Where two or more persons are jointly entitled by transmission to a share they shall for the purposes of these Articles be treated as if they were joint holders of such share registered in the order in which their names have been supplied to the Company or such other order as the person requiring to be registered may by notice to the Company have prescribed at that time.
18.
UNTRACED SHAREHOLDERS
18.1.
The Company shall be entitled to sell at the best price reasonably obtainable any share of a member or any share to which a person is entitled by transmission if and provided that:
18.1.1.
during a period of 12 years at least three cash dividends have become payable in respect of the share to be sold and have been sent by the Company in accordance with these Articles;
18.1.2.
during that period of 12 years no cash dividend payable in respect of the share has been claimed, no cheque, warrant, order or other payment for a dividend has been cashed, no dividend sent by means of a funds transfer system has been paid and no communication has been received by the Company from the member or the person entitled by transmission to the share;
18.1.3.
the Company has, at the expiration of the said period of 12 years by advertisement in at least one newspaper with a national circulation in the USA and in a newspaper circulating in the area in which the address on the Register or otherwise the last known postal address given by the member or the person entitled by transmission is located, given notice of its intention to sell such share; and
18.1.4.
the Company has not during the further period of three months after the date of publication of the advertisements (or the later publication date if the two advertisements are not published on the same day) and prior to the exercise of the power of sale received any communication from the member or person entitled by transmission.

18.2.
To give effect to any sale under Article 17.3 the Company may appoint any person to execute as transferor an instrument of transfer of such share and such instrument of transfer shall be as effective as if it had been executed by the registered holder of or person entitled by the transmission to such share. The Company shall account to the member or other person entitled to such share for the net proceeds of such sale by carrying all moneys in respect thereof to a separate account which shall be a debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such member or other person. Moneys carried to such separate account may either be employed in the business of the Company or investments (other than shares of the Company or its holding company if any) as the Board may from time to time think fit. No interest shall be paid in respect of such moneys and the Company shall not be bound to account for any money earned thereon.
19.
GENERAL MEETINGS
19.1.
The Board shall convene and the Company shall hold general meetings as annual general meetings in accordance with the requirements of the Companies Laws.
19.2.
The Board may convene any other general meeting whenever it thinks fit and at such time and place as the Board may determine. On the request of members pursuant to the provisions of the Companies Laws, the Board shall convene a general meeting in accordance with the requirements of the Companies Laws.
19.3.
Subject to the Companies Laws, a resolution in writing signed by or on behalf of each member who would have been entitled to vote upon it if it had been proposed at a general meeting at which he was present shall be as effectual as if it had been passed at a general meeting properly convened and held and may consist of several instruments in the like form each signed by or on behalf of one or more of the members.
20.
NOTICE OF GENERAL MEETINGS
20.1.
An annual general meeting and any other general meeting (whether convened for the passing of an ordinary or a special resolution) shall be called by at least 14 clear days' notice.
20.2.
Notice of every general meeting shall be given to all members (other than those who under the provisions of these Articles or any restrictions imposed on any shares are not entitled to receive such notices from the Company), to each Director and to the Auditors provided that the Company may determine that only those persons entered on the Register at the close of business on a day determined by the Company, such day being no more than 21 days before the day that notice of the meeting is sent, shall be entitled to receive such notice.
20.3.
The accidental omission to give notice of a meeting or to send any document or other information relating to the meeting to any person entitled to receive it, or the non-receipt of any such notice, document or information, whether or not the Company is aware of such omission or non-receipt, shall not invalidate the proceedings at any general meeting.
20.4.
Every notice calling a general meeting shall specify the place of the meeting and the time and date of the meeting, and there shall appear with reasonable prominence in every such notice a statement to the effect that a member is entitled to appoint one or more proxies (who need not be members) to exercise all or any of his rights to attend and to speak and vote at the meeting, provided that each proxy is appointed to exercise the rights attached to a different share or shares held by him.
20.5.
Every notice calling an annual general meeting shall specify the meeting as such.
20.6.
Every notice calling a general meeting at which business other than routine business is to be transacted shall specify the general nature of such business and, if any resolution is to be proposed as a special resolution, shall contain a statement to that effect.
20.7.
Routine business shall mean and include only business transacted at an annual general meeting of the following classes, that is to say:
20.7.1.
declaring dividends;
20.7.2.
considering and adopting the accounts, the reports of the Directors (if any) and Auditors and other documents required to be annexed to the accounts;

20.7.3.
appointing or re-appointing Directors to fill vacancies arising at the meeting on retirement;
20.7.4.
re-appointing the retiring Auditors unless they were last appointed otherwise than by the Company in general meeting;
20.7.5.
fixing the remuneration of the Auditors or determining the manner in which such remuneration is to be fixed;
20.7.6.
the grant, renewal, extension or variation of any authority for the Company to make purchases of shares in its own capital and to hold any shares so purchased as treasury shares; and
20.7.7.
the renewing or re-granting of an existing authority for a scrip dividend alternative.
20.8.
Any member present, either personally or by proxy, at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.
20.9.
For the purposes of determining which persons are entitled to attend or vote at a meeting and how many votes such person may cast, the Company acting by its board of directors may specify a time in the notice of the meeting, such time being no more than 21 days before the day that notice of the meeting is sent, by which a person must be entered on the register of members in order to have the right to attend or vote at the meeting.
21.
PROCEEDINGS AT GENERAL MEETINGS
21.1.
No business (other than the appointment of a chairman) shall be transacted at any general meeting unless a quorum is present at the time when the meeting proceeds to business. The quorum for any general meeting shall be at least two members present in person or by proxy who are entitled to vote and who represent between them not less than 50% of the shares in issue as at the date of such general meeting.
21.2.
The chairman of the Board, failing whom a deputy chairman (to be chosen, if there be more than one, by agreement amongst them or, failing agreement, by lot) shall preside as chairman at a general meeting. If there be no such chairman or deputy chairman, or if at any meeting none be present within five minutes after the time appointed for holding the meeting or none be willing to act, the Directors present shall choose one of their number or, if no Director be present or if all the Directors present decline to take the chair, the members present shall choose one of their number to be chairman of the meeting.
21.3.
If within 15 minutes from the time appointed for a general meeting (or such longer period as the chairman of the meeting may think fit to allow) a quorum is not present, the meeting, if convened by or on the request of members pursuant to the provisions of the Companies Laws, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week, at the same time and place, or to such day and at such time and place as the chairman of the meeting may determine, and if at such adjourned meeting a quorum is not present within 15 minutes from the time appointed for holding the meeting, the meeting shall be dissolved.
21.4.
The chairman of the meeting may at any time without the consent of the meeting adjourn any general meeting (whether or not it has commenced or a quorum is present), either indefinitely or to another time or place, where it appears to him that the members wishing to attend cannot conveniently be accommodated in the place appointed for the meeting or where the conduct of persons present prevents or is likely to prevent the orderly continuation of business or where an adjournment is otherwise necessary so that the business of the meeting may be properly conducted. In addition the chairman of the meeting may with the consent of any general meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time (or indefinitely) and from place to place, but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place. Where a meeting is adjourned indefinitely, the time and place for the adjourned meeting shall be fixed by the Board.
21.5.
When a meeting is adjourned for 30 days or more or indefinitely, not less than seven clear days' notice of the adjourned meeting (exclusive of the day on which it is served or deemed to be served and of the day for which it is given) shall be given as in the case of the original meeting, but it shall not be necessary to specify in such notice the nature of the business to be transacted at the adjourned meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.
21.6.
In the case of any general meeting the Board may, notwithstanding the specification in the notice of the place of the general meeting (the "principal place") at which the chairman of the meeting shall preside, make arrangements for simultaneous attendance and participation at other places by members and proxies entitled to attend the general meeting but excluded from the principal place under the provisions of this Article. Such arrangements for simultaneous attendance at the meeting may include arrangements regarding the level of attendance at places other than the principal place provided that they shall operate so that any member and proxy excluded from attendance at the principal place is entitled to attend at one of the other places. For the purpose of all other provisions of these Articles any such meeting shall be treated as being held and taking place at the principal place.
21.7.
The Board may, for the purpose of facilitating the organisation and administration of any general meeting to which any of the arrangements referred to in Article 21.6apply, from time to time make arrangements, whether involving the issue of tickets (on a basis intended to afford to all members and proxies entitled to attend the meeting an equal opportunity of being admitted to the principal place) or the imposition of some random means of selection or otherwise as the Board shall in its absolute discretion consider to be appropriate, and may from time to time vary any such arrangements or make new arrangements in their place and the entitlement of any member or proxy to attend a general meeting at the principal place shall be subject to such arrangements as may be for the time being in force whether stated in the notice convening the meeting to apply to that meeting or notified to the members concerned subsequent to the notice convening the meeting.
21.8.
If it appears to the chairman that the meeting place specified in the notice convening the meeting is inadequate to accommodate all members entitled and wishing to attend, the meeting is duly constituted and its proceedings valid if the chairman is satisfied that adequate facilities are available to ensure that a member who is unable to be accommodated is able:
21.8.1.
to participate in the business for which the meeting has been convened;
21.8.2.
to hear all persons present who speak (whether by the use of microphones, loud-speakers, audio-visual communications equipment or otherwise), whether in the meeting place or elsewhere; and
21.8.3.
to be heard by all other persons present in the same way.
21.9.
The Board may make any arrangement and impose any restriction it considers appropriate to ensure the security of a meeting including, without limitation, the searching of a person attending the meeting and the restriction of the items of personal property that may be taken into the meeting place. The Board is entitled to refuse entry to a meeting to a person who refuses to comply with these arrangements.
21.10.
The Board may direct that members or proxies wishing to attend any general meeting should provide such evidence of identity and submit to such searches or other security arrangements or restrictions as the Board shall consider appropriate in the circumstances and shall be entitled in its absolute discretion to refuse entry to any general meeting to any member or proxy who fails to provide such evidence of identity or to submit to such searches or otherwise to comply with such security arrangements or restrictions or to eject any such member or proxy from any general meeting.
22.
VOTING
22.1.
At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless (before or immediately following the declaration of the result of the vote on a show of hands) a poll is duly demanded. Subject to the provisions of the Companies Laws, a poll may be demanded by either:
22.1.1.
the chairman of the meeting; or

22.1.2.
not less than five members present in person or by proxy and entitled to vote on the resolution; or
22.1.3.
a member or members present in person or by proxy and representing not less than 10 per cent. of the total voting rights of all the members having the right to vote on the resolution (excluding any voting rights attached to shares in the Company held as treasury shares); or
22.1.4.
a member or members present in person or by proxy and holding shares conferring a right to vote on the resolution being shares on which an aggregate sum has been paid up equal to not less than 10 per cent. of the total sum paid up on all the shares conferring that right (excluding any shares in the Company conferring a right to vote on the resolution which are held as treasury shares).
22.2.
A demand for a poll may, before the poll is taken, be withdrawn only with the consent of the chairman. A demand so withdrawn shall not be taken to have invalidated the result of a show of hands declared before the demand was made, which result shall be effective. Unless a poll is so demanded (and the demand is not withdrawn) a declaration by the chairman of the meeting that a resolution has been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the minute of the meeting, shall be conclusive evidence of that fact without proof of the number or proportion of the votes recorded for or against such resolution.
22.3.
If a poll is duly demanded (and the demand is not withdrawn) it shall be taken in such manner (including the use of ballot or voting papers or tickets) as the chairman of the meeting may direct, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded. The chairman of the meeting may (and if so directed by the meeting shall) appoint scrutinisers (who need not be members) and may adjourn the meeting to some place and time fixed by him for the purpose of declaring the result of the poll.
22.4.
A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken either immediately or at such subsequent time (not being more than 30 days from the date of the meeting) and place as the chairman may direct. No notice need be given of a poll not taken immediately. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded.
22.5.
If an amendment is proposed to any resolution under consideration but is in good faith ruled out of order by the chairman of the meeting, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling. With the consent of the chairman of the meeting, an amendment may be withdrawn before it is voted on. No amendment to a resolution duly proposed as a special resolution (other than a mere clerical amendment to correct a patent error) may in any event be considered or voted on. No amendment to a resolution duly proposed as an ordinary resolution (other than a mere clerical amendment to correct a patent error) may be considered or voted on unless either:
22.5.1.
at least 48 hours prior to the time appointed for holding the meeting or adjourned meeting at which such ordinary resolution is to be proposed notice of the terms of the amendment and intention to move the same has been delivered in hard copy form to the Office or to such other place as may be specified by or on behalf of the Company for that purpose or received in electronic form at such address (if any) for the time being specified by or on behalf of the Company for that purpose; or
22.5.2.
the chairman of the meeting in his absolute discretion decides that it may be considered or voted upon.
22.6.
If any votes shall be counted which ought not to have been counted, or might have been rejected, the error shall not vitiate the result of the voting unless it is pointed out at the same meeting, or at any adjournment thereof, and not in that case unless it shall in the opinion of the chairman of the meeting be of sufficient magnitude to affect the result of the voting.
23.
VOTES OF MEMBERS

23.1.
Subject to Article 20.9 and to any special rights or restrictions as to voting attached by or by virtue of these Articles to any shares or any class of shares, on a show of hands every member who is present in person and every proxy present who has been duly appointed by a member entitled to vote on the resolution shall have one vote and on a poll every member who is present in person or by proxy shall have one vote for every share of which he is the holder or in respect of which he has been appointed proxy (as applicable).
23.2.
In the case of joint holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose seniority shall be determined by the order in which the names of the holders stand in the Register in respect of the joint holding.
23.3.
Where in Jersey or elsewhere an attorney, receiver, curator bonis or other person (by whatever name called) has been appointed by any court claiming jurisdiction in that behalf (whether in Jersey or elsewhere) to exercise power with respect to the property or affairs of any member on the ground (however formulated) of mental disorder, the Board may in its absolute discretion, upon or subject to production of such evidence as they may require, permit such attorney, receiver, curator bonis or other person to vote in person or by proxy on behalf of such member at any general meeting.
23.4.
No member shall, unless the Board otherwise determines, be entitled to be present or to vote at any general meeting either in person or by proxy or upon any poll or to exercise any other right conferred by membership in relation to meetings of the Company in respect of any shares held by him if any call or other sum presently payable by him to the Company in respect of such shares remains unpaid.
23.5.
No objection shall be raised as to the admissibility of any vote except at the meeting or adjourned meeting or poll at which the vote objected to is or may be given or tendered and every vote not disallowed at such meeting shall be valid for all purposes. Any such objection shall be referred to the chairman of the meeting whose decision shall be final and conclusive.
23.6.
On a poll a person present in person or by proxy and entitled to more than one vote need not use all his votes or cast all his votes in the same way.
24.
PROXIES AND CORPORATE REPRESENTATIVES
24.1.
A proxy need not be a member of the Company. A proxy shall be entitled to speak and vote on a show of hands.
24.2.
A member may appoint more than one person as his proxy in respect of the same meeting or resolution provided that the appointment of the proxy shall specify the number of shares in respect of which the proxy is appointed and only one proxy shall be appointed in respect of any one share. When two or more valid but differing appointments of proxy are delivered or received (regardless of its date or of the date of its signature) in respect of the same share for use at the same meeting, the one which is last delivered or received shall be treated as replacing and revoking the others as regards that share. Subject to the Companies Laws, the Board may determine at its discretion when a proxy appointment shall be treated as delivered or received for the purposes of these Articles. If the Company is unable to determine which was last delivered or received, none of them shall be treated as valid in respect of that share.
24.3.
The appointment of a proxy shall be made in writing and shall be in any usual or common form or in any other form or forms which the Board may approve. Subject thereto, the appointment of a proxy may be:
24.3.1.
in hard copy form; or
24.3.2.
if the Company so agrees, in electronic form (including by means of a relevant system or a website).
24.4.
The appointment of a proxy, whether made in hard copy form or in electronic form, shall be executed or authenticated in such manner as may be approved by or on behalf of the Board from time to time.

24.5.
The Board may, if it thinks fit (but subject to the provisions of the Companies Laws), at the Company's expense send forms of proxy in hard copy form for use at the meeting and issue invitations in electronic form to appoint a proxy in relation to the meeting in such form as may be approved by the Board. The appointment of a proxy shall not preclude a member from attending and voting in person at the meeting or on the resolution concerned.
24.6.
The appointment of a proxy shall:
24.6.1.
if in hard copy form, be delivered by hand or by post to the Office or such other place as may be specified by or on behalf of the Company for that purpose:
24.6.1.1.
in the notice convening the meeting; or
24.6.1.2.
in any form of proxy sent by or on behalf of the Company in relation to the meeting,
24.6.1.3.
not less than 48 hours before the time appointed for holding the meeting or adjourned meeting at which the person named in the appointment proposes to vote; or
24.6.1.4.
if in electronic form, be received at any address specified by or on behalf of the Company for the purpose of receiving the appointment of a proxy in electronic form in:
24.6.1.4.1.
the notice convening the meeting; or
24.6.1.4.2.
any form of proxy sent by or on behalf of the Company in relation to the meeting; or
24.6.1.4.3.
any invitation to appoint a proxy issued by the Company in relation to the meeting,

not less than 48 hours before the time appointed for holding the meeting or adjourned meeting at which the person named in the appointment proposes to vote; or

24.6.1.5.
in either case, where a poll is taken more than 48 hours after it is demanded, be delivered or received as aforesaid after the poll has been demanded and not less than 24 hours before the time appointed for the taking of the poll; or
24.6.1.6.
if in hard copy form, where a poll is not taken forthwith but is taken not more than 48 hours after it was demanded, be delivered at the meeting at which the poll was demanded to the chairman of the meeting.

A proxy appointment which is not delivered or received in accordance with this Article shall be invalid. The Board may decide (in its absolute discretion), either generally or in any particular case, to treat a proxy appointment as valid, notwithstanding that the proxy appointment or any document or evidence has not been received in accordance with the requirements of these Articles.

24.7.
Where the appointment of a proxy is expressed to have been or purports to have been made, sent or supplied by a person on behalf of the holder of a share:
24.7.1.
the Company may treat the appointment as sufficient evidence of the authority of that person to make, send or supply the appointment on behalf of that holder;
24.7.2.
that holder shall, if requested by or on behalf of the Board at any time, send or procure the sending of any written authority under which the appointment has been made, sent or supplied or a copy of such authority certified notarially or in some other way approved by the Board, to such address and by such time as may be specified in the request (being a time no earlier than the time by which the appointment of proxy is required to be delivered or received) and, if the request is not complied with in any respect, the appointment may be treated as invalid; and
24.7.3.
whether or not a request under paragraph (b) of this Article has been made or complied with, the Company may determine that it has insufficient evidence of the authority of that person to make, send or supply the appointment on behalf of that holder and may treat the appointment as invalid.

24.8.
The appointment of a proxy to vote on a matter at a meeting confers on the proxy authority to demand, or join in demanding, a poll on that matter. The appointment of a proxy shall also, unless it provides to the contrary, be deemed to confer authority on the proxy to vote or abstain from voting as the proxy thinks fit on any amendment of a resolution and on any procedural motion or resolution put to the meeting to which it relates and on any other business not referred to in the notice of meeting which may properly come before the meeting to which it relates. The appointment of a proxy shall, unless it provides to the contrary, be valid for any adjournment of the meeting as well as for the meeting to which it relates.
24.9.
Any member or other person which is a body corporate may, by resolution of its directors or other governing body, authorise a person to act as its representative at any meeting of the Company or at any separate meeting of the holders of any class of shares. A person so authorised and present at any such meeting shall be entitled to exercise the same powers on behalf of the body corporate which he represents as that body corporate could exercise if it were an individual member personally present, save that a Director, the Secretary or other person authorised for the purpose by the Secretary may require such person to produce a certified copy of the resolution of authorisation before permitting him to exercise his powers. A body corporate shall for the purposes of these Articles be deemed to be present in person at any such meeting if the person so authorised by it is present at the meeting.
24.10.
A vote given or poll demanded by a proxy or by the duly authorised representative of a body corporate shall be valid notwithstanding the previous determination of the authority of the person voting or demanding the poll unless notice of the determination was either delivered or received as mentioned in the following sentence at least three hours before the start of the meeting or adjourned meeting at which the vote is given or the poll demanded or (in the case of a poll taken otherwise than on the same day as the meeting or adjourned meeting) the time appointed for taking the poll. Such notice of determination shall be either by means of a document in hard copy form delivered to the Office or to such other place as may be specified by or on behalf of the Company in accordance with Article 24.5 or in electronic form received at the address (if any) specified by or on behalf of the Company in accordance with Article 24.5, regardless of whether any relevant proxy appointment was effected in hard copy form or in electronic form.
25.
DTC SYSTEM VOTING ARRANGEMENTS
25.1.
Subject to the Companies Laws, for the purpose of facilitating the giving of voting instructions for any general meeting by any person who holds, or holds interests in, beneficial interests in Ordinary Shares that are held and traded in the DTC System:
25.1.1.
each DTC Proxy may appoint (whether by way of instrument of proxy, power of attorney, mandate or otherwise) more than one person as its proxy in respect of the same general meeting or resolution provided that the instrument of appointment shall specify the number of shares in respect of which the proxy is appointed and only one proxy may attend the general meeting and vote in respect of any one share;
25.1.2.
each DTC Proxy may appoint (by power of attorney, mandate or otherwise) an agent (including, without limitation, a proxy solicitation agent or similar person) for the purposes of obtaining voting instructions and submitting them to the Company on behalf of that DTC Proxy, whether in hard copy form or electronic form;
25.1.3.
each instrument of appointment made by a DTC Proxy or its agent shall, unless the Company is notified to the contrary in writing at least three hours before the start of the meeting (or adjourned meeting), be deemed to confer on the relevant proxy or agent the power and authority to appoint one or more sub-proxies or sub-agents or otherwise sub-delegate any or all of its powers to any person;
25.1.4.
the Board may accept any instrument of appointment made by a DTC Proxy or its agent as sufficient evidence of the authority of that DTC Proxy or agent or require evidence of the authority under which any such appointment has been made; and
25.1.5.
the Board may, to give effect to the intent of this Article:
25.1.5.1.
make such arrangements, either generally or in any particular case, as it thinks fit (including, without limitation, making or facilitating arrangements for the submission to the Company of voting instructions on behalf of DTC Proxies, whether in hard copy form or electronic form);
25.1.5.2.
make such regulations, either generally or in any particular case, as it thinks fit, whether in addition to, or in substitution for, any other provision of these Articles; and
25.1.5.3.
do such other acts and things as it considers necessary or desirable (including, without limitation, approving the form of any instrument of appointment of proxy or agent, whether in hard copy form or electronic form).
25.2.
If any question arises at or in relation to a general meeting as to whether any person has been validly appointed as a proxy or agent by a DTC Proxy or its agent to vote (or exercise any other right) in respect of any Ordinary Shares:
25.2.1.
if the question arises at a general meeting, the question will be determined by the chairman of the meeting in his sole discretion; or
25.2.2.
if the question arises otherwise than at a general meeting, the question will be determined by the Board in its sole discretion.

The decision of the chairman of the meeting or the Board (as applicable), which may include declining to recognise a particular appointment as valid, will, if made in good faith, be final and binding on all persons interested.

26.
DIRECTORS
26.1.
The number of Directors shall not be less than two. The Board may from time to time vary the maximum number of Directors.
26.2.
A Director and an alternate Director shall not require a share qualification but nevertheless shall be entitled to attend and speak at any general meeting of the Company and at any separate meeting of the holders of any class of shares in the Company.
26.3.
Any Director who is appointed to any executive office (including for this purpose the office of the chairman or deputy chairman whether or not such office is held in an executive capacity) or who serves on any committee or who otherwise performs services which in the opinion of the Board are outside the scope of the ordinary duties of a Director may be paid remuneration (in addition to any amounts receivable under Article 31) by way of salary, commission, bonus or otherwise (whether exclusive or inclusive of his remuneration (if any) under these Articles) as the Board may determine.
26.4.
A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his office of Director, and may act in a professional capacity to the Company, on such terms as to tenure of office, remuneration and otherwise as the Board may determine.
26.5.
The Board may establish and maintain, or procure the establishment and maintenance of, any pension or superannuation funds (whether contributory or otherwise) for the benefit of, and give or procure the giving of donations, gratuities, pensions, allowances and emoluments to, any persons who are or were at any time in the employment or service of the Company, or of any company which is a subsidiary of the Company or is allied to or associated with the Company or any such subsidiary or of any of the predecessors in business of the Company or any such other company as aforesaid, or who may be or have been Directors or officers of the Company or directors of officers of any such other company as aforesaid and who hold or have held executive positions or agreements for services with the Company or any such other company as aforesaid, and the wives, husbands, civil partners, widows, widowers, families and dependants of any such persons, and also establish, subsidise and subscribe to any institutions, associations, societies, clubs or funds calculated to be for the benefit of, or to advance the interests and well-being of the Company or of any such other company as aforesaid, or of any such person as aforesaid, and make payments for or towards the insurance of any such person as aforesaid and subscribe or guarantee money for charitable or benevolent objects, or for any exhibition or for any public, general or useful object, and do any of the matters aforesaid either alone or in conjunction with any such other company as aforesaid. Subject to particulars with respect to the proposed payment being disclosed to the members of the Company and to the proposal being approved by the

Company by ordinary resolution, if the Companies Laws or the NASDAQ Rules (if applicable) shall so require, any Director who holds or has held any such executive position or agreement for services shall be entitled to participate in and retain for his own benefit any such donation, gratuity, pension, allowance or emolument.
26.6.
Subject to the provisions of the Companies Laws and these Articles, the Board may from time to time appoint one or more of its body to be holder of any executive office (including, where considered appropriate, the office of chairman or deputy chairman or chief executive) on such terms and for such period as they may determine and, without prejudice to any claim for damages under any contract entered into in any particular case, may at any time revoke any such appointment.
26.7.
The appointment of any Director to the office of chairman or deputy chairman or managing or joint managing or deputy or assistant managing director or chief executive shall automatically terminate if he ceases to be a Director, but without prejudice to any claim by either the Company or the Director for damages for breach of any contract between him and the Company.
26.8.
The appointment of any Director to any executive office shall automatically terminate if he ceases from any cause to be a Director, unless the contract or resolution under which he holds office shall expressly state otherwise, in which event such termination shall be without prejudice to any claim by either the Company or the Director for damages for breach of any contract between him and the Company.
27.
APPOINTMENT AND RETIREMENT OF DIRECTORS
27.1.
At each annual general meeting each Director shall retire.
27.2.
A retiring Director shall be eligible for re-election.
27.3.
The Company at the meeting at which a Director retires under any provisions of these Articles may by ordinary resolution fill the vacated office by electing thereto the retiring Director or some other person eligible for appointment. In default the retiring Director shall be deemed to have been re-elected except in any of the following cases:
27.3.1.
where at such meeting it is expressly resolved not to fill the vacancy;
27.3.2.
where a resolution for the re-election of the retiring Director is put to the meeting and lost; or
27.3.3.
where the retiring Director has given notice to the Company that he is unwilling to be re-elected.
27.4.
The retirement shall not have effect until the conclusion of the meeting except where a resolution is passed to elect some other person in the place of the retiring Director or a resolution for his re-election is put to the meeting and lost and accordingly a retiring Director who is re-elected or deemed to have been re-elected (and his alternate, if any) will continue in office without break.
27.5.
The Company may by ordinary resolution remove any Director from office for cause notwithstanding any provision of these Articles or of any agreement between the Company and such Director, but without prejudice to any claim he may have for damages for breach of any such agreement. The vacancy arising upon the removal of a Director from office in accordance with the foregoing may be filled as a casual vacancy.
27.6.
Subject to the provisions of the Companies Laws and of these Articles, if at any time the number of Directors falls below the minimum number fixed by or in accordance with these Articles or the Companies Laws, the Company may by ordinary resolution appoint any person or persons to be a Director, either to fill a casual vacancy or as (an) additional Director(s), in order that the number of Directors is equal to the minimum number fixed by or in accordance with these Articles or the Companies Laws.
27.7.
Without prejudice to the power of the Company to appoint any person to be a Director pursuant to these Articles but subject to the provisions of the Companies Laws and of these Articles, the Board may at any time appoint any person to be a Director either to fill a casual vacancy or as an additional Director, but so that the total number of Directors shall not at any time exceed the maximum number (if any) fixed by or in accordance with these Articles. Any Director so appointed shall hold office only until the next annual general meeting and shall then retire (and be eligible for re-election) in accordance with the foregoing provisions.
27.8.
A resolution for the appointment of two or more persons as Directors by a single resolution shall not be moved at any general meeting unless a resolution that it shall be so moved has first been agreed to by the meeting without any vote being given against it; and any resolution moved in contravention of this provision shall be void.
27.9.
No person other than a Director retiring at the meeting shall, unless recommended by the Board for election, be eligible for appointment as a Director at any general meeting unless, during the period from (and including) the date that is 120 days before, to and including the date that is 90 days before, the first anniversary of the last annual general meeting of the Company, there shall have been left at the Office notice signed by some member (other than the person to be proposed) duly qualified to attend and vote at the meeting for which such notice is given of his intention to propose such person for election and also notice in writing signed by the person to be proposed of his willingness to be elected.
27.10.
The office of a Director shall be vacated in any of the following events, namely:
27.10.1.
if he shall become prohibited or disqualified by law or the NASDAQ Rules (if applicable) from acting as a Director;
27.10.2.
if he shall resign in writing under his hand left at the Office or if he shall tender his resignation and the Board shall resolve to accept the same;
27.10.3.
if he shall become bankrupt or shall make any arrangement with or compound with his creditors generally;
27.10.4.
if he is, or may be, suffering from mental disorder and either:
27.10.4.1.
he is admitted to hospital in pursuance of an application for admission for treatment under any statute relating to mental health; or
27.10.4.2.
an order is made by a Court having jurisdiction (whether in the Jersey or elsewhere) in matters concerning mental disorder for his detention or for the appointment of a receiver, curator bonis or other person to exercise powers with respect to his property or affairs.
27.10.5.
if he shall be absent from meetings of the Board for six months without leave (and his alternate Director, if any, shall not during such period have attended in his stead) and the Board shall resolve that his office be vacated;
27.10.6.
he shall be requested in writing by not less than two-thirds of the Directors then in office to resign; or
27.10.7.
if any contract with the Company relating to his appointment to any executive office is terminated by the Company, unless the Board resolves that he should continue in office as a Director; or
27.10.8.
if he shall be removed from office as provided by Article 27.5.
28.
ALTERNATE DIRECTORS
28.1.
Any Director may appoint any person to be his alternate Director and may remove from office an alternate Director so appointed by him. Such appointment, unless the appointee has been previously approved by the Board or is another Director, shall have effect only upon and subject to being so approved.
28.2.
The appointment of an alternate Director shall terminate:
28.2.1.
if his appointor ceases to be a Director but, if a Director retires (whether in accordance with Article 26.8 or otherwise) but is reappointed or is deemed to be reappointed at the meeting at which he retires, any appointment by such Director of an alternate Director made by him which was in force immediately prior to his retirement shall continue after his reappointment; or

28.2.2.
on the happening of any event which if he were a Director would cause him to vacate his office as a Director; or
28.2.3.
if he resigns his office by notice to the Company.
28.3.
Any appointment or removal of an alternate Director shall be by notice to the Company by the Director making or revoking the appointment and shall take effect in accordance with the terms of the notice (subject to any approval required by Article 28.1) on receipt of such notice by the Company. Any such notice shall be in hard copy form or in electronic form sent to such address (if any) for the time being specified by or on behalf of the Company for that purpose or, in default of such specification, to the Office.
28.4.
An alternate Director shall be entitled to receive notice of all meetings of the Board.
28.5.
An alternate Director shall be entitled to attend and vote as a Director at any meeting of the Board at which the Director appointing him is not personally present and generally at such meeting to perform all functions of his appointor as a Director and for the purposes of the proceedings at such meeting the provisions of these Articles shall apply as if he were a Director. If his appointor is for the time being temporarily unable to act through ill-health, disability or any other reason his signature to any resolution under Article 29.7 of the Directors shall be as effective as the signature of his appointor. To such extent as the Board may from time to time determine in relation to any committee of the Board the provisions of Article 28.4 and this Article shall also apply to any meeting of any such committee of which his appointor is a member. An alternate Director shall not (save as aforesaid) have power to act as a Director nor shall he be deemed to be a Director for the purposes of these Articles.
28.6.
An alternate Director shall be an officer of the Company and shall alone be responsible to the Company for his own acts and defaults and he shall not be deemed an agent of or for the Director appointing him. An alternate Director may be interested in contracts, arrangements and other proposals with the Company, may be repaid expenses by the Company and shall be entitled to be indemnified by the Company to the same extent as if he were a Director, but he shall not be entitled to receive from the Company in respect of his appointment as alternate Director any remuneration except only such proportion (if any) of the remuneration otherwise payable to his appointor as such appointor may by notice to the Company from time to time direct.
28.7.
Where an alternate Director is the alternate of more than one Director and attends a meeting of the Board or a meeting of a committee of the Board which the Board has determined he is entitled to attend in his capacity as an alternate, he shall in the absence of more than one appointor have a separate vote for each appointor for whom he is attending (but he shall only count as one Director for the purposes of determining whether a quorum is present); if he is himself a Director his vote or votes as an alternate Director shall be in addition to his own vote as a Director.
29.
PROCEEDINGS OF DIRECTORS
29.1.
The Board may meet for the despatch of business, adjourn and otherwise regulate its proceedings as it thinks fit. Questions arising at any meeting shall be determined by a majority of votes. In the case of an equality of votes the chairman of the meeting shall not have a second or casting vote. A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board. Any Director may waive notice of any meeting and any such waiver may be retrospective.
29.2.
Notice of a meeting of the Board shall be deemed to be properly given to a Director if given to him personally or by word of mouth or sent in hard copy form to him at his last known address or at any other address given by him to the Company for this purpose or sent in electronic form to the address (if any) notified by him to the Company for that purpose (which shall be deemed to include any email or other electronic address provided to him for his use by the Company).
29.3.
All or any of the Directors may participate in a meeting of the Board by any lawful means including by means of a conference telephone or any communication equipment which allows all persons participating in the meeting to hear and speak to each other at the same time. A person so participating shall be deemed to be present in person at the meeting and shall be entitled to vote and be counted in the quorum accordingly. Such a meeting shall be deemed to take place where the largest group of those participating is assembled or, if there is no such group, where the chairman of the meeting then is.
29.4.
The quorum necessary for the transaction of the business of the Board shall be a majority of Directors in office at the time of the relevant meeting or such higher proportion of Directors as may be fixed by the Board. For the purposes of this Article an alternate Director shall be counted in a quorum, but so that not less than two individuals shall constitute the quorum. A meeting of the Board at which a quorum is present shall be competent to exercise all authorities, powers and discretions for the time being vested in or exercisable by the Board.
29.5.
The continuing Directors may act notwithstanding any vacancy in their number, but if and so long as the number of Directors is reduced below the minimum number fixed by or in accordance with these Articles the continuing Directors or Director may act for the purpose of filling up such vacancies or of summoning general meetings of the Company, but not for any other purpose. If there be no Directors or Director able or willing to act, then any two members may summon a general meeting for the purpose of appointing Directors.
29.6.
The Board may elect a chairman and, if thought fit, one or more deputy chairmen and determine the period for which each is to hold office. The chairman, failing whom a deputy chairman (to be chosen, if there be more than one, by agreement amongst them or failing agreement by lot), shall preside at all meetings of the Board, but if no chairman or deputy chairman shall have been elected, or if at any meeting none be present within five minutes after the time appointed for holding the meeting or none be willing to act, the Directors present may choose one of their number to be chairman of the meeting.
29.7.
A resolution in writing signed or approved by a majority of the Directors entitled to vote on that resolution shall be as valid and effective as a resolution passed at a meeting of the Directors duly convened and held. The resolution may be contained in one document (whether in hard copy or in electronic form) or in several documents (whether in hard copy or electronic form) each signed or approved by one or more of the Directors concerned. For this purpose:
29.7.1.
the signature or approval of an alternate director (if any) shall suffice in place of the signature of the Director appointing him; and
29.7.2.
the approval of a Director or alternate director shall be given in writing or by electronic means (including approval given in an email).
30.
DIRECTORS' INTERESTS AND CONFLICTS OF INTEREST
30.1.
Subject to Article 30.2:
30.1.1.
a Director who is in any way, directly or indirectly, interested in a proposed transaction or arrangement with the Company or any of its subsidiaries must declare the nature and extent of that interest to the other Directors before the Company enters into the transaction or arrangement; and
30.1.2.
a Director who is in any way, directly or indirectly, interested in a transaction or arrangement that has been entered into by the Company or any of its subsidiaries must, unless the interest has already been declared pursuant to paragraph (a) of this Article, declare the nature and extent of that interest to the other Directors as soon as is practicable, in each case in accordance with the requirements of the Companies Laws. If any such declaration under this Article proves to be, or becomes, inaccurate or incomplete, a further declaration must be made thereunder.

30.1.3.
Subject to the Companies Laws, a Director shall not be required to declare an interest:
30.1.4.
if the Director is not aware of the interest or of the transaction or arrangement in question (and, for this purpose, a Director is treated as being aware of matters of which he ought reasonably to be aware); or
30.1.5.
if the interest cannot reasonably be regarded as likely to give rise to a conflict of interest; or
30.1.6.
if, or to the extent that, the other Directors are already aware of the interest (and, for this purpose, the other Directors are treated as aware of anything of which they ought reasonably to be aware); or

30.1.7.
if, or to the extent that, the interest concerns the terms of his service contract that have been or are to be considered by a meeting of the Board or by a committee of the Board appointed for the purpose under these Articles.
30.2.
Subject to the provisions of the Companies Laws and provided that he has declared the nature and extent of any direct or indirect interest of his in accordance with Article 30.1, a Director, notwithstanding his office, may:
30.2.1.
be a party to or otherwise interested in any transaction or arrangement with the Company or in which the Company is directly or indirectly interested;
30.2.2.
hold any other office or place of profit with the Company (except that of auditor) in conjunction with the office of Director for such period and on such terms, including as to remuneration, as the Board may determine;
30.2.3.
act by himself or through a firm with which he is associated in a professional capacity for the Company or any of its subsidiaries or any company in which the Company is directly or indirectly interested (otherwise than as auditor) on such terms, including as to remuneration, as the Board may determine;
30.2.4.
be or become a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested (including by the holding of shares or other securities) in, any subsidiary of the Company or any company in which the Company is directly or indirectly interested; and
30.2.5.
be or become a director of any company in which the Company is not directly or indirectly interested if, at the time of his appointment as a director of that other company, such appointment cannot reasonably be regarded as giving rise to a conflict of interest.
30.3.
A Director shall not, by reason of his office or the fiduciary relationship thereby established, be liable to account to the Company for any remuneration or other benefit which he derives from any transaction or arrangement or from any office, employment, position or relationship or from any interest in any company which he is permitted to hold or enter into by virtue of Article 30.3 or otherwise pursuant to these Articles, nor shall the receipt of any such remuneration or other benefit constitute a breach of his duties under the Companies Laws or otherwise. No transaction or arrangement shall be liable to be avoided on the grounds of a Director having an interest therein (including deriving a benefit therefrom) if the interest is permitted under Article 30.3.
30.4.
A Director may, notwithstanding his interest, be counted in the quorum in relation to any resolution of the Board or a committee of the Board concerning any transaction or arrangement in which he is directly or indirectly interested and, subject to the provisions of Article 30.1, he may vote in respect of any such resolution.
30.5.
A Director may, notwithstanding his interest, be counted in the quorum in relation to any resolution of the Board or a committee of the Board concerning his own appointment (or the settlement or variation of the terms of, or the termination of, his own appointment) as the holder of any office or place of profit with the Company or any subsidiary of the Company or any company in which the Company is directly or indirectly interested, but he may not vote in respect of any such resolution.
30.6.
Where proposals are under consideration concerning the appointment (or the settlement or variation of the terms of the appointment or the termination of the appointment) of two or more Directors to offices or places of profit with the Company or any subsidiary of the Company or any company in which the Company is directly or indirectly interested, such proposals may be divided and considered in relation to each Director separately. In such a case, each of the Directors concerned shall be entitled to vote in respect of each resolution except that concerning his own appointment (or the settlement or variation of the terms, or the termination, of his own appointment).
31.
DIRECTORS' FEES

Without prejudice to Articles 26.3,26.4and 30.2, the Directors (other than alternate Directors) shall be entitled to receive by way of fees for their services as Directors such sum as the Board may from time to time determine. Any fees payable pursuant to this Article shall be distinct from any salary, remuneration or other amounts payable to a Director pursuant to any other provisions of these Articles and shall accrue from day to day. For the purpose of this Article, the terms "sum" and "fees" include the issue of shares in the capital of the Company and/or the grant of options, warrants or other rights in or over such shares.

31.1.
DIRECTORS' EXPENSES

Each Director shall be entitled to be repaid all reasonable travelling, hotel and other expenses properly incurred by him in or about the performance of his duties as Director, including any expenses incurred in attending meetings of the Board or any committee of the Board or general meetings or separate meetings of the holders of any class of shares or of debentures of the Company.

32.
BORROWING POWERS

The Board may exercise all the powers of the Company to borrow money, and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof and to issue debentures and other securities whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party.

32.1.
GENERAL POWERS OF DIRECTORS
32.2.
The business of the Company shall be managed by the Board, who may exercise all such powers of the Company as are not by the Companies Laws or by these Articles required to be exercised by the Company in general meeting, subject nevertheless to any regulations of these Articles, to the provisions of the Companies Laws and to such regulations, being not inconsistent with the aforesaid regulations or provisions, as may be prescribed by an ordinary resolution of the Company, but no regulation so made by the Company shall invalidate any prior act of the Board which would have been valid if such regulation had not been made. The general powers given by this Article shall not be limited or restricted by any special authority or power given to the Board by any other Article.
32.3.
The Board may delegate any of its powers to committees consisting of such person or persons (whether Directors or not) upon such terms and conditions and with such restrictions as it thinks fit provided that the majority of the members of the committee are Directors. Any such delegation (which may include authority to sub-delegate all or any of the powers so delegated) may be collateral with, or to the exclusion of, the powers which are the subject of the delegation (or sub-delegation). Any committees so formed shall in the exercise of the powers so delegated conform to any regulations which may from time to time be imposed by the Board and any or all of the powers so delegated may be altered, waived, withdrawn or revoked by the Board.
32.4.
The meetings and proceedings of any such committee consisting of two or more members shall be governed by the provisions of these Articles regulating the meetings and proceedings of the Directors, so far as the same are applicable.
32.5.
The Board may delegate any of its powers to any Director upon such terms and conditions and with such restrictions as they think fit. Any such delegation (which may include authority to sub-delegate all or any of the powers so delegated) may be collateral with, or to the exclusion of, the powers which are the subject of the delegation (or sub-delegation). Any or all of the powers so delegated may be altered, waived, withdrawn or revoked by the Board.
32.6.
The Board may establish any local boards or agencies for managing any of the affairs of the Company and may appoint any persons to be members of such local boards, or any managers or agents, and may fix their remuneration. The Board may delegate to any local board, manager or agent any of the powers, authorities and discretions vested in the Board, with power to sub-delegate, and may authorise the members of any local boards, or any of them, to fill any vacancies therein, and to act notwithstanding vacancies, and any such appointment or delegation may be made upon such terms and subject to such conditions as the Board may think fit, and the Board may remove any person so appointed, and may annul or vary any such delegation, but no person dealing in good faith and without notice of any annulment or variation shall be affected thereby.
32.7.
The Board may by power of attorney, mandate or otherwise appoint any person to be the agent of the Company on such terms (including terms as to remuneration) as it may decide and may delegate to any person so appointed any of its powers, authorities and discretions (with power to sub-delegate). The Board may remove any person appointed under this Article and may revoke or vary the delegation, but no person dealing in good faith shall be affected by the revocation or variation.
32.8.
Any power of the Board to delegate any of its powers under these Articles (and the power to sub-delegate any of such powers) shall be effective in relation to the powers, authorities and discretions of the Board generally and shall not be limited by the fact that in certain Articles, but not in others, express reference is made to particular powers, authorities or discretions being exercised by the Board or by a committee of the Board.
32.9.
All acts done by or in pursuance of a resolution of any meeting of the Board or of a committee of the Board or by a person acting as a Director or alternate Director or as a member of a committee shall, notwithstanding that there was some defect in the appointment of any Director or alternate Director or member of a committee or that any such person was disqualified or had vacated office or was not entitled to vote, be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director or alternate Director or member of a committee and had been entitled to vote.
32.10.
All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments, and all receipts for moneys paid to the Company, shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Board shall from time to time determine.
32.11.
If any uncalled capital of the Company is included in or charged by any mortgage or other security, the Board may delegate to the person in whose favour such mortgage or security is executed, or to any other person in trust for him, the power to make calls on the members in respect of such uncalled capital, and to sue in the name of the Company or otherwise for the recovering of moneys becoming due in respect of calls so made and to give valid receipts for such moneys, and the power so delegated shall subsist during the continuance of the mortgage or security, notwithstanding any change of Directors, and shall be assignable if expressed so to be.
32.12.
The Board may from time to time elect a president of the Company and may determine the period for which he shall hold office. Such president may be either honorary or paid such remuneration as the Board in its discretion shall think fit, and need not be a Director but shall, if not a Director, be entitled to receive notice of and attend and speak, but not to vote, at all meetings of the Board.
33.
ASSOCIATE DIRECTORS

The Board may at any time and from time to time appoint any person (other than a Director) to any office or employment with the Company having a designation or title which includes the word "director" or attach to any existing office or employment with the Company such a designation or title and may at any time terminate any such appointment or the use of such designation or title. The inclusion of the word "director" in the designation or title of the office or employment of any person shall not imply that such person is, or is deemed to be, or is empowered in any respect to act as, a director of the Company for any of the purposes of the Companies Laws or these Articles. Subject as aforesaid, the powers and duties of any such person shall be determined by the Board.

34.
SECRETARY
34.1.
The Secretary shall be qualified in accordance with the provisions of the Companies Laws and shall be appointed by the Board on such terms and for such period as it may think fit. The Secretary may at any time be removed from office by the Board, but without prejudice to any claim for damages for breach of any contract between him and the Company. The Board may appoint one or more deputy or assistant secretaries.
34.2.
Any provision of the Companies Laws or of these Articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.
35.
THE SEAL
35.1.
The Company may exercise the powers conferred by the Companies Laws with regard to seals and such powers shall be vested in the Board.
35.2.
The Board shall provide for the safe custody of every Seal.

35.3.
The Board may determine who (which person need not be an officer) shall sign any instrument to which a Seal is applied, either generally or in relation to a particular instrument or type of instrument, and may also determine, either generally or in any particular case, that such signatures shall be dispensed with.
35.4.
Unless otherwise decided by the Board:
35.4.1.
certificates for shares, debentures or other securities of the Company issued under Seal need not be signed; and
35.4.2.
every other instrument to which a Seal is applied shall be signed by at least one Director and the Secretary or by at least two Directors or by one Director in the presence of a witness who attests the signature.
36.
AUTHENTICATION OF DOCUMENTS
36.1.
Any officer or any person appointed by the Board for the purpose shall have power to authenticate and certify as true copies of and extracts from any document affecting the constitution of the Company (whether in hard copy form or in electronic form) and any resolution passed by the Company or the holders of any class of shares in the capital of the Company or the Board or any committee of the Board (whether in bard copy form or in electronic form), and any book, record, document relating to the business of the Company (whether in hard copy form or in electronic form and including without limitation the accounts). Where any books, records, documents or accounts are elsewhere than at the Office the local manager or other officer of the Company having the custody thereof shall be deemed to be a person appointed by the Board as aforesaid (whether in hard copy form or in electronic form and including without limitation the accounts). If certified as aforesaid, a document purporting to be a copy of a resolution, or an extract from the minutes of a meeting of the Company or of the Board or any committee of the Board (whether in hard copy form or in electronic form) shall be conclusive evidence in favour of all persons dealing with the Company in good faith and relying thereon that such resolution has been duly passed or, as the case may be, that such minutes are or extract is true and accurate record of proceedings at a duly constituted meeting.
37.
DIVIDENDS
37.1.
Subject to the provisions of the Companies Laws, the Board may from time to time declare dividends and fix the time for payment thereof.
37.2.
Unless and to the extent that the rights attached to any shares or the terms of issue thereof otherwise provide, a dividend or any other money payable in respect of a share can be declared in any currency and paid in any currency or currencies. The Board shall have the power to decide the basis of conversion for any currency conversions that may be required and how any costs involved are to be met (including whether such costs shall be payable by the member) and to make such arrangements as it thinks fit to enable any dividend or other money payable in respect of a share to be paid in a currency or currencies other than that in which the dividend is declared or other money is expressed to be payable. The Board may deduct from the amount of any dividend or other money payable in respect of a share any fees, expenses, taxes or governmental charges payable by the member in respect of that dividend.
37.3.
Unless and to the extent that the rights attached to any shares or the terms of issue thereof all dividends shall (as regards any shares not fully paid throughout the period in respect of which the dividend is paid) be apportioned and paid pro rata according to the amounts paid on the shares during any portion or portions of the period in respect of which the dividend is paid. For the purposes of this Article no amount paid on a share in advance of call shall be treated as paid on the share.
37.4.
Subject to the provisions of the Companies Laws, if and so far as in the opinion of the Board the financial position of the Company justifies such payments, the Board may pay the fixed dividend on any class of shares carrying a fixed dividend expressed to be payable on fixed dates on the half-yearly or other dates prescribed for the payment thereof and may also from time to time pay interim dividends of such amounts and on such dates and in respect of such periods as it thinks fit. A resolution of the Board declaring any such dividend shall (once published with their authority) be irrevocable and have the same effect as if such dividend had been declared upon the recommendation of the Board by an ordinary resolution of the Company. Provided the Board acts bona fide it shall not incur any responsibility to the holders of shares conferring a preference for any damage they may suffer by reason of the payment of any interim dividend on any shares having deferred or non-preferred rights.
37.5.
Subject to the provisions of the Companies Laws, where any asset, business or property is bought by the Company as from a past date the profits and losses thereof as from such date may at the discretion of the Board in whole or in part be carried to revenue account and treated for all purposes as profits or losses of the Company. Subject as aforesaid, if any shares or securities are purchased cum dividend or interest, such dividend or interest may at the discretion of the Board be treated as revenue, and it shall not be obligatory to capitalise the same or any part thereof.
37.6.
No dividend or other moneys payable on or in respect of a share shall bear interest as against the Company.
37.7.
The Board may retain any dividend or other moneys payable on or in respect of any share:
37.7.1.
on which the Company has a lien, and may apply the same in or towards satisfaction of the debts, liabilities, or engagements in respect of which the lien exists; or
37.7.2.
in respect of which any person is under the provisions as to the transmission of shares hereinbefore contained entitled to become a member, or which any person is under those provisions entitled to transfer, until such person shall become a member in respect of such shares or shall transfer the same.
37.8.
The Company may cease to send any cheque or warrant through the post for any dividend or other moneys payable on or in respect of any share if in respect of at least 2 consecutive dividends payable on those shares the cheques or warrants have been returned undelivered or remain uncashed, or the cheque or warrant in respect of any one dividend has been returned undelivered or remains uncashed and reasonable enquiries have failed to establish any new address of the holder, but may recommence sending cheques or warrants in respect of dividends payable on those shares if the holder or person entitled thereto requests such recommencement by notice to the Company.
37.9.
All unclaimed dividends or other moneys payable on or in respect of a share may be invested or otherwise made use of by the Board for the benefit of the Company until claimed. The payment by the Board of any such dividend or other moneys into a separate account shall not constitute the Company a trustee in respect thereof and any dividend unclaimed after a period of 12 years from the date of declaration of such dividend or the date on which such dividend became due for payment shall be forfeited and shall revert to the Company, but the Board may at its discretion pay any such dividend or such other moneys or some part thereof to a person who would have been entitled thereto had the same not reverted to the Company.
37.10.
Subject to the Companies Laws, the Board may specify that payment of a dividend be made in whole or in part by the distribution of specific assets (and in particular of paid up shares or debentures of any other company). The Board shall have the power to decide how any costs relating to the distribution of such assets will be met, to sell all or a portion of such assets to fund the payment of any applicable taxes or governmental charges and generally to make such arrangements in connection with the distribution of such assets as it thinks fit. Where any legal, regulatory, technical or practical difficulty arises in regard to such distribution under the laws of, or the requirements of any relevant regulatory body or any stock exchange in, any jurisdiction, the Board may make such exclusions or arrangements to settle the same as it thinks expedient and may, in particular, authorise any person to sell and transfer any assets or fractions or ignore fractions altogether, fix the value for distribution purposes of such specific assets or any part thereof to be distributed and may determine that cash payments shall be made to any members upon the footing of the value so fixed in order to adjust the rights of all parties and may vest any such specific assets in trustees as may seem expedient to the Board. The Board may authorise any person to sign any instrument of transfer for the purposes of effecting a sale and transfer of any assets or fractions thereof pursuant to this Article.
37.11.
Any dividend or other moneys payable in cash or in respect of a share may be paid by cheque or warrant sent through the post to or left at the registered address of the member or person entitled thereto (or, if two or more persons are registered as joint holders of the share or are entitled thereto in consequence of the death or bankruptcy of the holder, to any one of such persons) or to such person and such address as such member or person may by notice direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent or to such persons as the holder or joint holders or person or persons entitled to the share in consequence of the death or bankruptcy of the holder may by notice direct and payment of the cheque or warrant by the banker upon whom it is drawn shall be a good discharge to the Company. Every such cheque or warrant shall be sent at the risk of the person entitled to the moneys represented thereby. In addition any such dividend or other moneys may at the discretion of the Board be paid by any bank or other funds transfer system or such other means and to or through such person as the holder or joint holders or person or persons entitled to the relevant share in consequence of the death or bankruptcy of the holder may by notice direct and the Company shall have no responsibility for any sums lost or delayed in the course of any such transfer or where it has acted on any such directions.
37.12.
In respect of shares in uncertificated form, where the Company is authorised to do so by or on behalf of the holder or joint holders in such manner as the Company shall from time to time consider sufficient, the Company may pay any such dividend, interest or other moneys by means of the relevant system (subject always to the facilities and requirements of that relevant system).
37.13.
If two or more persons are registered as joint holders of any share, or are entitled jointly to a share in consequence of the death or bankruptcy of the holder, any one of them may give effectual receipts for any dividend or other moneys payable or property distributable on or in respect of the share.
37.14.
The waiver in whole or in part of any dividend on any shares by any document shall be effective only if such document is signed by the shareholder (or the person entitled to the share in consequence of the death or bankruptcy of the holder or otherwise by operation of law) and delivered to the Company and if or to the extent that the same is accepted as such or acted upon by the Company.
38.
RESERVES

The Board may from time to time set aside out of the profits of the Company and carry to reserve such sums as they think proper which, at the discretion of the Board, shall be applicable for any purpose to which the profits of the Company may properly be applied and pending such application may either be employed in the business of the Company or be invested. The Board may from time to time designate the reserves or any part thereof for such purposes or in such manner as they think fit. The Board may also without placing the same to reserve carry forward any profits. In carrying sums to reserve and in applying the same the Board shall comply with the provisions of the Companies Laws.

39.
CAPITALISATION OF RESERVES
39.1.
The Company may in accordance with the Companies Laws capitalise any sum standing to the credit of any of the Company's capital or revenue reserve funds or any sum standing to the credit of the profit and loss account (provided that such sum is not required for paying the dividends on any shares carrying a fixed cumulative preferential dividend) and appropriate the sum to be capitalised to the holders of shares in the proportions in which such sum would have been divisible amongst them had the same been a distribution of profits by way of dividend on the shares and to apply such sum on their behalf either in or towards paying up the amounts (if any) for the time being unpaid on any shares held by them respectively or in or towards paying up in full unissued shares or debentures of the Company, such shares or debentures to be allotted and distributed credited as fully paid up to and amongst them in the proportion aforesaid or partly in one way and partly in the other (and provided that any unrealised profits shall for the purposes of this Article only be applied in or towards the paying up of unissued shares to be allotted as fully paid) where, pursuant to this this Article, the Company capitalises any undistributed profits or reserves by applying them in or towards paying up issued shares in the Company which were not yet fully paid up or in paying up any previously unissued shares in the Company, the amount so applied shall, to the extent required by the Law, be credited to the stated capital account in respect of the class of share concerned.

39.2.
Subject to the Companies Laws, the Board may, in respect of any dividend or dividends, offer to holders of Ordinary Shares the right to elect to receive in lieu of such dividend (or part thereof) an allotment of additional Ordinary Shares credited as fully paid. In any such case the following provisions shall apply:
39.2.1.
the basis of allotment shall be determined by the Board so that each holder of Ordinary Shares is entitled to such number of new Ordinary Shares whose aggregate value is as nearly as possible equal to (but not greater than) the cash amount (disregarding any tax credit) of the dividend that such holder has elected to forgo. For this purpose, the value of an Ordinary Share shall be equal to the final reported per share closing price as quoted for the Ordinary Shares on NASDAQ, on the day on which quotations in respect of the Ordinary Shares are first given ex the relevant dividend and the four subsequent dealing days;
39.2.2.
the Board shall give notice to holders of Ordinary Shares of the right of election accorded to them and shall send with or following such notice forms of election and specify the procedure to be followed and the place at which and
39.2.3.
the latest date and time by which duly completed forms of election must be lodged in order to be effective;
39.2.4.
the dividend (or that part of the dividend in respect of which a right of election has been accorded) shall not be payable in cash on Ordinary Shares in respect of which an election has been made and in lieu thereof additional Ordinary Shares shall be allotted to the holders of such shares on the basis of allotment determined as aforesaid. For that purpose, the Board shall appropriate out of any amount for the time being standing to the credit of reserves or profit and loss account as the Board may determine a sum equal to the aggregate number of additional Ordinary Shares to be allotted on such basis and apply the same in paying up in full the appropriate number of new Ordinary Shares on such basis;
39.2.5.
the additional Ordinary Shares so allotted shall rank pari passu in all respects with the fully paid Ordinary Shares then in issue save only as regards participation in the relevant dividend (or share election in lieu); and
39.2.6.
the Board may on any occasion determine that rights of election shall not be made available to any holders of Ordinary Shares with registered addresses in any territory where in the absence of a registration statement or other special formalities the circulation of an offer of rights of election would or might be unlawful, and in such event the provisions aforesaid shall be read and construed subject to such determination.
39.3.
Where Articles 41.1and/or 41.2 apply, the Board shall make all necessary appropriations, applications and allotments to give effect to such Articles. The Board shall have the power to decide how any costs relating to the distribution will be met and to sell all or a portion of such shares or debentures to fund the payment of any applicable taxes or governmental charges and generally make such arrangements in connection with the distribution as it thinks fit. Without limiting the generality of the foregoing, the Board may:
39.3.1.
make such exclusions or arrangements as it thinks fit to settle any legal, regulatory, technical or practical difficulty arising in relation to the distribution under the laws of, or the requirements of any relevant regulatory body or any stock exchange in, any jurisdiction;
39.3.2.
make such arrangements as it thinks fit in the case of shares or debentures becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrues to the Company rather than to the members concerned);
39.3.3.
authorise any person to enter, on behalf of all relevant members, into an agreement with the Company providing for the allotment to them respectively, credited as fully paid, of any further shares or debentures to which they may be entitled upon such capitalisation or (as the case may require) for the payment by the Company on their behalf, by the application thereto of their respective interests in such capitalised sum, of the amounts or any part of the amounts remaining unpaid on their existing shares and for matters incidental thereto and any agreement made under any such authority shall be effective and binding on all concerned; and

39.3.4.
authorise any person to sign any instrument of transfer for the purposes of effecting a sale and transfer of any shares or debentures or fractions thereof pursuant to this Article.
40.
RECORD DATES

Notwithstanding any other provision of these Articles, the Company or the Board may fix any date as the record date for any dividend, distribution, offer, allotment or issue and such record date may be on or any time before or after any date on which the dividend, distribution, offer, allotment or issue is declared, paid or made.

41.
REGISTER
41.1.
The Directors shall keep, or cause to be kept, at the Office or at the Transfer Office (but not, for the avoidance of doubt, at a place outside Jersey), the Register in the manner required by the Companies Laws. The Directors may rely upon the information provided to them from time to time by the Operator for the purposes of keeping the Register up to date in accordance with the Companies Laws. Except as provided by Article 43.2below, no counter-part or branch of the Register shall be maintained outside Jersey and no copy of the Register, list, record or information in respect of the members of the Company kept or maintained outside Jersey shall constitute the Register or any part of the Register. The Company shall not be bound to recognise any interest or right in respect of any share by virtue of it being contained or recorded in such copy of the Register or that list, record or information (as the case may be) kept or maintained outside Jersey.
41.2.
Subject to the provisions of the Companies Laws, the Company may keep an overseas branch register in any country, territory or place in respect of the members resident in such country, territory or place. The Board may make and vary such regulations as it may think fit in relation to the keeping of any such overseas branch register.
42.
MINUTES AND BOOKS
42.1.
The Board shall cause minutes to be made:
42.1.1.
of all appointments of officers made by the Board;
42.1.2.
of the names of the Directors present at each meeting of the Board and of any committee of the Board; and
42.1.3.
of all resolutions and proceedings at all meetings of the Company and of any class of members of the Company and of the Board and of committees of the Board.
42.2.
Any such minutes if purporting to be signed by the chairman of the meeting at which the proceedings took place, or by the chairman of the next following meeting, shall be sufficient evidence, without any further proof, of the facts therein stated.
42.3.
Any register, index, minute book, book of account or other book required by these Articles or the Companies Laws to be kept by or on behalf of the Company may be kept either by making entries in bound books or by recording them in any other manner. In any case in which bound books are not used, the Board shall take adequate precautions for guarding against falsification and for facilitating its discovery.
42.4.
Any register, index, minute book, book of account or other book or document of the Company shall always be open to the inspection of the officers of the Company. Subject as aforesaid no member of the Company or other person shall have any right of inspecting any book or document of the Company except as conferred by the Companies Laws or as ordered by a Court of competent jurisdiction or as authorised by the Board and the Board shall (subject to the provisions of the Companies Laws) determine at what times and under what conditions any such right may be exercised.
43.
ACCOUNTS
43.1.
Accounting records sufficient to show and explain the Company's transactions and otherwise complying with the Companies Laws shall be kept at the Office or (subject to the provisions of the Companies Laws) at such other place as the Board thinks fit.
43.2.
The Company shall send to each member of the Company and to the Auditors and to every other person who is entitled to receive notice of general meetings copies of the Company's annual accounts, the Directors' report (if any) and the Auditors' report not less than 14 clear days before the date of the general meeting before which they are to be laid. Nothing in this Article shall require the Company to send a copy of those documents to any person who under these Articles is not entitled to be sent notices from the Company or of whose address the Company is unaware or to any holder of debentures of whose address the Company is unaware or to more than one of the joint holders of any shares or debentures. No accidental non-compliance with the provisions of this Article shall invalidate the proceedings at the meeting.
43.3.
Every account of the Company when audited and approved by the Company in general meeting shall be conclusive except as regards any error discovered therein within three months next after the approval thereof Whenever such an error is discovered within that period, the account shall forthwith be corrected and thereupon shall be conclusive.
44.
AUDITORS
44.1.
Auditors shall be appointed and their duties, powers, rights and remuneration regulated in accordance with the provisions of the Companies Laws.
44.2.
Subject to the provisions of the Companies Laws, all acts done by persons acting as Auditors shall, as regards all persons dealing in good faith with the Company, be valid, notwithstanding that there was some defect in their appointment or that they were at the time of their appointment not qualified for appointment.
44.3.
The Auditors shall be entitled to attend any general meeting and to receive all notices of and other communications relating to any general meeting which any member is entitled to receive, and to be heard at any general meeting on any part of the business of the meeting which concerns them as Auditors.
45.
COMMUNICATIONS
45.1.
Communications to be in writing
45.1.1.
Any notice or other communication to be given to or by any person pursuant to these Articles (other than a notice convening a meeting of the Board or of a committee of the Board) shall be in writing.
45.2.
Communications to the Company
45.2.1.
Subject to the Companies Laws and except where otherwise expressly stated in these Articles, any document or information to be sent or supplied to the Company (whether or not such document or information is required or authorised under the Companies Laws) shall be in hard copy form or, subject to Article 47.2.2, be sent or supplied in electronic form or by means of a website.
45.2.2.
Subject to the Companies Laws, a document or information may be given to the Company in electronic form only if it is given in such form and manner and to such address as may have been specified by the Board from time to time for the receipt of documents in electronic form. The Board may prescribe such procedures as it thinks fit for verifying the authenticity or integrity of any such document or information given to it in electronic form.
45.2.3.
A communication sent to the Company by electronic means shall not be treated as received by the Company if it is rejected by computer virus protection arrangements.
45.3.
Communications by the Company
45.3.1.
The Company may send or supply any document or information to a member in hard copy form:
45.3.1.1.
personally; or
45.3.1.2.
by sending or supplying it by post in a pre-paid envelope addressed to the member at his registered address or by leaving it at that address in an envelope addressed to the member;
45.4.
Subject to the Companies Laws, a document or information may be sent or supplied by the Company in electronic form to any member who has agreed (generally or specifically) that a document or information may be sent or supplied in electronic form and has not revoked that agreement. Where a document or information is sent or supplied by electronic means, it may only be sent or supplied to an address specified for that purpose by the member.
45.5.
A document or information may be sent or supplied by the Company to a member by being made available on a website if the member has agreed (generally or specifically), or pursuant to Article 47.7 below is deemed to have agreed, that documents or information can be sent or supplied to the member in that form and has not revoked such agreement. A document or information sent or supplied by means of a website must be made available in a form, and by a means, that the Company reasonably considers will enable the recipient:
45.5.1.
to read it; and
45.5.2.
to retain a copy of it.
45.6.
If a document or information is sent or supplied by means of a website, the Company must notify the intended recipient of:
45.6.1.
the presence of the document or information on the website;
45.6.2.
the address of the website; the place on the website where it may be accessed; and
45.6.3.
how to access the document or information.
45.7.
Any document or information made available on a website will be maintained on the website for the period of 28 days beginning with the date on which notification is given under Article 47.6 above, or such shorter period as may be decided by the Board. A failure to make a document or information available on a website throughout the period mentioned in this Article shall be disregarded if
45.7.1.
it is made available on the website for part of that period; and
45.7.2.
the failure to make it available throughout that period is wholly attributable to circumstances that it would not be reasonable for the Company to prevent or avoid.
45.8.
If a member has been asked individually by the Company to agree that the Company may send or supply documents or information generally, or specific documents or information, to the member by means of a website and the Company does not receive a response within a period of 28 days beginning with the date on which the Company's request was sent (or such longer period as the Board may specify), such member will be deemed to have agreed to receive such documents or information by means of a website in accordance with Article 47.5 above (save in respect of any documents or information as may be required to be sent in hard copy form pursuant to the Companies Laws). A member can revoke any such deemed election in accordance with Article 47.9below.
45.9.
Any amendment or revocation of a notification given to the Company or agreement (or deemed agreement) under these Articles shall only take effect if in writing, signed (or authenticated by electronic means) by the member and on actual receipt by the Company thereof.
45.10.
Where these Articles require or permit a document to be authenticated by a person by electronic means, to be valid it must incorporate the electronic signature or personal identification details of that person, in such form as the Directors may approve, or be accompanied by such other evidence as the Directors may require to satisfy themselves that the document is genuine.
45.11.
In the case of joint holders of a share:
45.11.1.
all documents or information shall be given to the joint holder whose name stands first in the Register in respect of the joint holding and any document or information so given shall be deemed for all purposes given to all the joint holders; and
45.11.2.
anything to be agreed or specified in relation to any document or information to be given to them may be agreed or specified by any one of the joint holders and any such agreement or specification shall be deemed for all purposes to be agreed or specified by all the joint holders. The agreement or specification of the joint holder whose name stands first in the Register in respect of the joint holding shall be accepted to the exclusion of the agreement or specification of any of the other joint holders.

45.11.3.
If a member (or, in the case of joint holders, the person first named in the Register) has a registered address outside of Jersey, the Republic of Ireland, the United Kingdom or the USA but has notified the Company of an address within Jersey, the Republic of Ireland, the United Kingdom or the USA at which documents or information may be given to him, he shall be entitled to have documents or information given to him at that address or, where applicable, to be notified at that address of the availability of documents or information on a website. Alternatively, if a member has a registered address outside Jersey, the Republic of Ireland, the United Kingdom or the USA, he may give the Company an address for the purposes of communications in electronic form in which event, subject to these Articles, documents or information may, at the Company's absolute discretion, be sent to him at that address. Otherwise, no such member shall be entitled to receive any document or information from the Company.
45.11.4.
If on at least three consecutive occasions any document or information sent to a member by post at his registered address or his address at which documents or information may be given to him has been returned undelivered, such member shall not thereafter be entitled to receive any document or information from the Company until he shall have communicated with the Company and supplied the Company with a new registered address within Jersey, the Republic of Ireland, the United Kingdom or the USA or an address within Jersey, the Republic of Ireland, the United Kingdom or the USA at which documents or information may be given to him.
45.11.5.
If on at least two consecutive occasions the Company has attempted to send a document or information by electronic means to an address for the time being notified to the Company by a member for that purpose but the Company is aware that there has been a failure of delivery of such document or information, the Company shall, subject to the provisions of these Articles, thereafter send documents and information to such member by post at his registered address or his address at which documents or information may be given to him.
45.11.6.
The provisions of Articles 47.3 to 47.21 do not affect any provision of the Companies Laws requiring documents or information to be served on or given, sent, supplied or delivered to a member in a particular manner.
45.12.
Notice to persons entitled by transmission
45.13.
The Company may give a document or information to the person entitled by transmission to a share by sending it in any manner authorised by these Articles for the giving of a document or information to a member, addressed to that person by name or by the title of representative of the deceased or trustee of the bankrupt or representative by operation of law or by any similar description, at the address (if any) in Jersey, the Republic of Ireland, the United Kingdom or the USA supplied for that purpose by the person claiming to be so entitled. Until such an address has been supplied, a document or information may be given in any manner in which it might have been given if the death or bankruptcy or other event giving rise to the transmission of entitlement had not occurred.
45.14.
Record date for communications
45.15.
For the purposes of giving notices of meetings, or of sending or supplying other documents or other information, whether under the Companies Laws, any other applicable law or regulation, a provision in these Articles or any other instrument, the Company may determine that persons entitled to receive such documents or information are those persons entered on the Register at the close of business on a day determined by it. The day determined by the Company for the purposes of this Article may not be more than 21 days before the day that the notice of the meeting, document or other information is given.
45.16.
Evidence of service
45.16.1.
Any document or information:
45.16.1.1.
addressed to a member at his registered address or address at which documents or information may be given to him in Jersey, the Republic of Ireland, the United Kingdom or the USA shall, if sent by post, be deemed to have been given to or received by the intended recipient (where first class post is employed) on the day after the day on which it was posted or (where second class post is employed) on the second day after the day on which it was posted and, in proving service, it shall be sufficient to prove that an envelope containing the document or information was properly addressed, pre-paid and put into the post;
45.16.1.2.
not sent by post but addressed to a member but left at his registered address or address at which documents or information may be given to him in Jersey, the Republic of Ireland, the United Kingdom or the USA shall be deemed to have been given to or received by the intended recipient on the day on which it was so left;
45.16.1.3.
sent or supplied by electronic means shall be deemed to have been given to or received by the intended recipient on the day it was sent even if the Company subsequently sends a hard copy of such document or information by post. In proving service, it shall be sufficient to show that the document or information was properly addressed and sent;
45.16.1.4.
sent or supplied by the Company by means of a relevant system, that document or information shall be deemed to have been given to or received by the intended recipient when the Company or any sponsoring system-participant acting on its behalf sends the issuer's instruction relating to the document or information; and
45.16.1.5.
sent or supplied by being made available on a website shall be deemed to have been given to or received by the intended recipient on the day on which the document or information was first made available on the website or, if later, when the recipient received (or is deemed to have received) notification of the fact that the document or information was available on the website.
45.17.
A member present, either in person or by proxy, at any meeting of the Company shall be deemed to have been received due notice of the meeting and, where requisite, of the purposes for which the meeting was called.
45.18.
Proof that a notice contained in an electronic communication was sent in accordance with guidance issued by the Institute of Chartered Secretaries and Administrators shall be conclusive evidence that the notice was given.
45.19.
Any document or other information sent or supplied by the Company by any other means authorised in writing by the member concerned shall be deemed to have been received when the Company has carried out the action it has been authorised to take for that purpose.
45.20.
Notice binding on transferees
45.20.1.
Every person who, by operation of law, transfer or any other means, becomes entitled to a share shall be bound by any notice in respect of that share which, before his name is entered in the Register, has been given to a person from whom he derives his title.
45.21.
Notice during disruption of services
45.21.1.
If at any time by reason of the suspension, interruption or curtailment of postal services or the electronic communications system in Jersey, the Republic of Ireland, the United Kingdom or the USA, the Company is or would be unable effectively to convene a general meeting by notices sent through the post or by electronic means, notice of the general meeting may be given by a notice advertised in at least one newspaper with a national circulation in each of the United Kingdom and the USA. Such notice shall be deemed to have been duly served on all persons who are entitled to have notice of meetings sent to them at noon on the day when the advertisement (or, where applicable, the first of such advertisements) appears. In any such case, the Company shall send confirmatory copies of the notice by post or by electronic means if, at least seven clear days before the meeting, the posting of notices to addresses throughout Jersey, the Republic of Ireland, the United Kingdom or the USA or, as the case may be, the sending of such notices by electronic means again becomes practicable.
46.
WINDING UP

46.1.
The Board shall have power in the name and on behalf of the Company to present a petition to the Court for the Company to be wound up. Subject to any particular rights or limitations for the time being attached to any shares, as may be specified in these Articles or upon which such shares may be issued, if the Company is wound up, the assets available for distribution among the members shall be distributed to the members pro rata to the number of shares held by each member at the time of the commencement of the winding up. If any share is not fully paid up, that share shall only carry the right to receive a distribution calculated on the basis of the proportion that the amount paid up on that share bears to the issue price of that share.

46.2.
If the Company shall be wound up (whether the liquidation is voluntary, under supervision, or by the Court) the liquidator (or the Directors, where no liquidator is appointed) may, with the authority of a special resolution, divide amongst the members in specie the whole or any part of the assets of the Company (whether or not the assets shall consist of property of one kind or shall consist of properties of different kinds) and may for such purpose set such value as he deems fair upon any one or more class or classes of property and may subject to any special rights attached to any shares or the terms of issue thereof determine how such division shall be carried out as between the members or different classes of members. The liquidator (or the Directors, where no liquidator is appointed) may, with the like authority, vest any part of the assets in trustees upon such trusts for the benefit of members as the liquidator with the like authority shall think fit, and the liquidation of the Company may be closed and the Company dissolved, but so that no contributory shall be compelled to accept any shares or other property in respect of which there is a liability.
47.
INDEMNITY AND INSURANCE
47.1.
Subject to the provisions of and to the extent permitted by the Companies Laws, the Company may
47.1.1.
indemnify any officer of the Company (or of a subsidiary) against any liability;
47.1.2.
indemnify an officer of a company that is a trustee of an occupational pension scheme for employees (or former employees) of the Company (or of an associated body corporate) against liability incurred in connection with the company's activities as trustee of the scheme;
47.1.3.
purchase and maintain insurance against any liability for any officer referred to in paragraph (a) or (b) above; and
47.1.4.
provide any officer referred to in paragraph (a) or (b) above with funds (whether by loan or otherwise) to meet expenditure incurred or to be incurred by him in defending any criminal, regulatory or civil proceedings or in connection with an application for relief (or to enable any such officer to avoid incurring such expenditure).
47.2.
Subject to the Companies Laws, the powers given by Article 49.1 shall not limit any general powers of the Company to grant indemnities, purchase and maintain insurance or provide funds (whether by way of loan or otherwise) to any person in connection with any legal or regulatory proceedings or applications for relief.

Accompanying document: Certificate under Article 127E(5) of the Companies (Jersey) Law 1991

QUOTIENT LIMITED
(the "Company")

Article 127E(5) Certificate

Considering that: (1) it is proposed that the Company merges with Quotient Holdings Merger Company Limited (the "Merger") under Part 18B (Mergers) of the Companies (Jersey) Law 1991 (the "Law"); and (2) a resolution has been passed by the directors of the Company in respect of the Merger (the "Resolution") under and in the terms of Article 127E(1) of the Law and in accordance with Article 127E(5) of the Law no notice has yet been given of a meeting of the Company as mentioned in that Article 127E(1), nor has a form of written special resolution (to approve the merger agreement) yet been provided to the members of and to the members holding each class of shares in the Company:

We, being each of the directors of the Company who voted in favour of the Resolution HEREBY STATE for the purposes of and in accordance with Article 127E(5) of the Law that:

1.
in accordance with Article 127E(2) of the Law, having made full inquiry into the affairs of the Company, each of us reasonably believes that the Company is, and will remain until the Merger is completed, able to discharge its liabilities as they fall due; and
2.
the grounds for the statement at 1 above are our consideration of all relevant facts and circumstances known to us and the current intentions of the directors regarding the business of the Company.

We confirm that we are all the directors of the Company who voted in favour of the Resolution.

This certificate may be signed in counterpart.

/s/ Manuel O. Méndez	/s/ Bradley Meyer
MANUEL O. MéNDEZ Director Dated: February 17, 2023	BRADLEY MEYER Director Dated: February 17, 2023

Accompanying document: Certificate under Article 127E(6) of the Companies (Jersey) Law 1991

Article 127E(6) Certificate

in relation to the proposed merger of Quotient Limited and Quotient Holdings Merger Company Limited

In this certificate:

the "Companies"	means together Quotient Limited and Quotient Holdings Merger Company Limited, and "Company" shall be construed accordingly;
the "Law"	means the Companies (Jersey) Law 1991, as amended;
the "Merged Company"	means Quotient Limited;
the "Merger"	means the proposed merger of Quotient Limited and Quotient Holdings Merger Company Limited; and
the "Merger Implementation Agreement"	means the merger implementation agreement in respect of the Merger.

Considering that: (1) it is proposed that the Companies merge under Part 18B (Mergers) of the Law and the Merged Company will be the body resulting from the Merger; and (2) in accordance with Article 127E(6) of the Law no notice has yet been given of a meeting of either Company as mentioned in Article 127E(1) of the Law, nor has a form of written special resolution to approve the Merger Agreement yet been provided to the members of and to the members holding each class of shares in either Company:

We, being each of the persons who under Article 127E(7) of the Law must sign this certificate, being each of the persons proposed to be the directors of the Merged Company as merged body in the form of Merger Agreement HEREBY STATE for the purposes of and in accordance with Article 127E(6) of the Law that:

1.
in the opinion of each of us, the Merged Company will be able to continue to carry on business and discharge its liabilities as they fall due: (a) on and immediately after the completion of the Merger; and (b) if later, until 12 months after the signing of this certificate; and
2.
the grounds for the opinion at 1 above are our consideration of all relevant facts and circumstances known to us and our current intentions regarding the business of the Merged Company and having particular regard to: (a) the prospects of the Merged Company as merged body; (b) the proposals in the Merger Agreement with respect to the management of the Merged Company's business; and (c) the amount and character of the financial resources that will, in the view of each person signing, be available to the Merged Company as merged body.

We confirm that we are all the persons who under Article 127E(7) of the Law must sign this certificate, being each of the persons proposed to be the directors of the merged body in the form of Merger Agreement.

This certificate may be signed in counterpart.

/s/ Manuel O. Méndez	/s/ Bradley Meyer
MANUEL O. MéNDEZ Dated: March 2, 2023	BRADLEY MEYER Dated: March 2, 2023

Dated:

/s/ James Gaudin
JAMES GAUDIN Dated: March 2, 2023

Proxy – Quotient Limited

Proxy Solicited by Board of Directors for the Extraordinary General Meeting of Shareholders – April 25, 2023

The Chairman of the EGM, Quotient Head of Legal & Compliance, any director of Quotient Limited, and Quotient Chief Financial Officer, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Extraordinary General Meeting of Shareholders of Quotient Limited to be held on April 25, 2023 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Important Notice Regarding the Extraordinary General Meeting of Shareholders of Quotient Limited to be held on April 25, 2023. The Notice and Proxy Statement for the Extraordinary General Meeting of Shareholders, are available at www.okapivote.com/Quotient

CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.

SEE REVERSE SIDE	SEE REVERSE SIDE

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

Proxies submitted by Internet or telephone must be received by 11:00 a.m., Greenwich Mean Time on April 23, 2023.

Vote by Internet

• Log on to the Internet and go to www.OkapiVote.Com/QTNT

• Follow the steps outlined on the secure website.

Vote by telephone

• At NO CHARGE to you, call toll free (888) 391-6465 within the USA, US territories & Canada any time on a touch tone telephone.

QUOTIENT LIMITED

(the “Company”)

FORM OF PROXY

EXTRAORDINARY GENERAL MEETING OF THE COMPANYWHICH ALSO CONSTITUTES A CLASS MEETING OF HOLDERS OF ORDINARY SHARES OF THE COMPANY (EGM)

I/We of (Please insert full name(s) and address(es) in block capitals.) being a member/members of the Company holding shares herebyappoint of or failing him/her the duly appointed Chairman of the EGM, Quotient Head of Legal & Compliance, any director of Quotient Limited, and Quotient Chief Financial Officer, or any of them, each with the power of substitution, as my/our proxy, to attend and vote for me/us on my/our behalf at the EGM to be held on April 25, 2023 at 11:00 a.m. GMT and at any adjournment thereof,

I/We instruct my/our proxy to vote on the resolutions proposed at the meeting as indicated on this form with an “X”, or the relevant number of shares (see note 4 below), as follows:

Special Resolution

1. THAT a merger implementation agreement dated March 2, 2023, between the Company, Quotient Holdings Merger Company Limited and Quotient Holdings Finance Company Limited (the “Merger Implementation Agreement”) and which contains, among other things, the terms and means of effecting a proposed merger (“Merger”) of the Company and Quotient Holdings Merger Company Limited under Article 18B (Mergers) of the Companies (Jersey) Law 1991 (the “Law”) be hereby approved for all purposes, including (without limitation) for the purposes of Article 127F(1) of the Law and the directors of the Company (or a duly authorised committee thereof) be and are authorised to take all such action as they may consider necessary or desirable for the implementation of the Merger pursuant to the terms and subject to the conditions contained in the Merger Implementation Agreement.

☐ FOR ☐ AGAINST ☐ VOTE WITHHELD

Please tick to indicate your voting preference above. If you do not complete this section, your proxy will vote or abstain at his/her discretion, as he/she will on any other business that may be raised at the EGM.

Signature(s)

Full Name

(Please insert in block capitals.)

Date 2023

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

NOTES

1.
A proxy need not be a member. Please insert the name of the person(s) who you wish to be appointed as your proxy or proxies in the space provided. If you leave this section blank the Chairman of the EGM, Quotient Head of Legal & Compliance, any director of Quotient Limited, and Quotient Chief Financial Officer, or any of them, each with the power of substitution, will be appointed as your proxy and authorized to represent and vote your shares, with all the powers which you would possess if personally present.
2.
A member may appoint more than one person as his proxy in respect of the same meeting or resolution provided that the appointment of the proxy shall specify the number of shares in respect of which the proxy is appointed and only one proxy shall be appointed in respect of any one share.
3.
If this form is returned without an indication as to how the proxy shall vote, the proxy will exercise his/her discretion as to whether he/she votes on the specified resolutions and on anyother business (including on a motion to amend a resolution, to propose a new resolution or to adjourn the meeting) which may properly come before the EGM. If instruction is given to abstain from voting in respect of any resolution, this instruction will be deemed to be neither a vote for or against the resolution.
4.
If you wish your proxy to cast all of your votes for or against a resolution, you should insert an “X” in the appropriate box. If you wish your proxy to cast only certain votes for and certain votes against, insert the relevant number of shares in the appropriate box.
5.
This form of proxy is for use by members only. Any member or other person which is a body corporate may, by resolution of its directors or other governing body, authorise a person to act as its representative at any EGM. Such representative may be required to produce a certified copy of the resolution of authorisation he/she is permitted to exercise his/her powers.
6.
To be valid, this form must be completed and returned (together with any power of attorney or other authority (if any) underwhich it is signed or a notarially certified copy of such power or authority) to Okapi Partners LLC, 1212 Avenue of the Americas, 17th floor, New York, NY 10036 (United States of America), to the attention of Teresa Huang. This instrument of proxy must be deposited not less than forty-eight hours before the time appointed for the EGM.
7.
Any alterations made to this form must be initialled by you.
8.
The completion and return of this form will not prevent you from attending the EGM and voting in person should you so wish. Please refer to the further guidance provided in the proxy statement if you wish to attend the EGM in person.

Proxy – Quotient Limited

Proxy Solicited by Board of Directors for the Preference Class Meeting of Preference Shareholders ("Preference Class Meeting") – April 25, 2023

The Chairman of the Preference Class Meeting, Quotient Head of Legal & Compliance, any director of Quotient Limited, and Quotient Chief Financial Officer, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Preference Class Meeting of Quotient Limited to be held on April 25, 2023 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Important Notice Regarding the Preference Class Meeting of Quotient Limited to be held on April 25, 2023. The Notice and Proxy Statement for the Preference Class Meeting, are available at www.okapivote.com/Quotient

CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.

SEE REVERSE SIDE	SEE REVERSE SIDE

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

QUOTIENT LIMITED

(the “Company”)

FORM OF PROXY

PREFERENCE CLASS MEETING OF THE COMPANY (the Meeting)

I/We of (Please insert full name(s) and address(es) in block capitals.) being a member/members of the Company holding shares hereby appoint of or failing him/her the duly appointed Chairmanof the Meeting, Quotient Head of Legal & Compliance, any director of Quotient Limited, and Quotient Chief Financial Officer, or any of them, each with the power of substitution, as my/our proxy, to attend and vote for me/us on my/our behalf at the Meeting to be held on April 25, 2023 immediately following the EGM of April 25, 2023 and at any adjournment thereof,

I/We instruct my/our proxy to vote on the resolutions proposed at the meeting as indicated on this form with an “X”, or the relevant number of shares (see note 4 below), as follows:

Special Resolution

1. THAT a merger implementation agreement dated March 2, 2023 between the Company, Quotient Holdings Merger Company Limited and Quotient Holdings Finance Company Limited (the “Merger Implementation Agreement”) and which contains, among other things, the terms and means of effecting a proposed merger (“Merger”) of the Company and Quotient Holdings Merger Company Limited under Article 18B (Mergers) of the Companies (Jersey) Law 1991 (the “Law”) be hereby approved for all purposes, including (without limitation) for the purposes of Article 127F(1) of the Law and the directors of the Company (or a duly authorised committee thereof) be and are authorised to take all such action as they may consider necessary or desirable for the implementation of the Merger pursuant to the terms and subject to the conditions contained in the Merger Implementation Agreement.

☐ FOR ☐ AGAINST ☐ VOTE WITHHELD

Please tick to indicate your voting preference above. If you do not complete this section, your proxy will vote or abstain at his/her discretion, as he/she will on any other business that may be raised at the Meeting.

Signature(s)

Full Name

(Please insert in block capitals.)

Date 2023

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

NOTES

1.
A proxy need not be a member. Please insert the name of the person(s) who you wish to be appointed as your proxy or proxies in the space provided. If you leave this section blank the Chairman of the Meeting, Quotient Head of Legal & Compliance, any director of Quotient Limited, and Quotient Chief Financial Officer, or any of them, each with the power of substitution, will be appointed as your proxy and authorized to represent and vote your shares, with all the powers which you would possess if personally present.
2.
A member may appoint more than one person as his proxy in respect of the same meeting or resolution provided that the appointment of the proxy shall specify the number of shares in respect of which the proxy is appointed and only one proxy shall be appointed in respect of any one share.
3.
If this form is returned without an indication as to how the proxy shall vote, the proxy will exercise his/her discretion as to whether he/she votes on the specified resolutions and on anyother business (including on a motion to amend a resolution, to propose a new resolution or to adjourn the meeting) which may properly come before the Meeting. If instruction is given to abstain from voting in respect of any resolution, this instruction will be deemed to be neither a vote for or against the resolution.
4.
If you wish your proxy to cast all of your votes for or against a resolution, you should insert an “X” in the appropriate box. If you wish your proxy to cast only certain votes for and certain votes against, insert the relevant number of shares in the appropriate box.
5.
This form of proxy is for use by members only. Any member or other person which is a body corporate may, by resolution of its directors or other governing body, authorise a person to act as its representative at any Meeting. Such representative may be required to produce a certified copy of the resolution of authorisation he/she is permitted to exercise his/her powers.
6.
To be valid, this form must be completed and returned (together with any power of attorney or other authority (if any) underwhich it is signed or a notarially certified copy of such power or authority) to Okapi Partners LLC, 1212 Avenue of the Americas, 17th floor, New York, NY 10036 (United States of America), to the attention of Teresa Huang. This instrument of proxy must be deposited not less than forty-eight hours before the time appointed for the Meeting.
7.
Any alterations made to this form must be initialled by you.
8.
The completion and return of this form will not prevent you from attending the Meeting and voting in person should you so wish. Please refer to the further guidance provided in the proxy statement if you wish to attend the Meeting in person.